                                                                   EXHIBIT 10.11





                                  OFFICE LEASE


                                 BY AND BETWEEN

                             HITACHI AMERICA, LTD.,

                                  AS LANDLORD,

                                      AND

                                COLOMOTION, INC.,

                                   AS TENANT

                               TABLE OF CONTENTS

                                                                          Page
                                                                          No.
                                                                          ----
SECTION 1.  TERMS AND DEFINITIONS.........................................   1

SECTION 2.  PROPERTY LEASED...............................................   3
     A.     Premises......................................................   3
     B.     Common Areas..................................................   3
     C.     Minor Variations In Area......................................   3

SECTION 3.  COMMENCEMENT OF TERM AND POSSESSION OF PREMISES...............   3
     A.     Lease Commencement Date.......................................   3
     B.     Completion of Tenant Improvements and Possession of Premises..   4
     C.     Extension of Lease Commencement Date..........................   4
     D.     Acceptance and Suitability....................................   4
     E.     Tenant's Termination Right....................................   5

SECTION 4.  RENT..........................................................   5
     A.     Monthly Rental................................................   5
     B.     Rent and Additional Rent......................................   5

SECTION 5.  COMMON AREAS..................................................   5
     A.     Definitions...................................................   5
     B.     Control of Common Areas.......................................   5

SECTION 6.  SECURITY DEPOSIT..............................................   6

SECTION 7.  TENANT'S TAXES................................................   6

SECTION 8.  USE OF PREMISES...............................................   7
     A.     Permitted Uses................................................   7
     B.     Compliance with Laws..........................................   7
     C.     Hazardous Materials...........................................   8
     D.     Landlord's Rules and Regulations..............................  10
     E.     Traffic and Energy Management; Recycling......................  10

SECTION 9.  SERVICE AND UTILITIES.........................................  11
     A.     Standard Building Services....................................  11
     B.     After-Hours Charges...........................................  11
     C.     Limitation on Landlord's Obligations..........................  11
     D.     Excess Service................................................  11
     E.     Security Services.............................................  12

SECTION 10. MAINTENANCE AND REPAIRS.......................................  12
     A.     Landlord's Obligations........................................  12
     B.     Tenant's Obligations..........................................  12

     C.     Landlord's Right to Make Repairs..............................  13
     D.     Condition of Premises Upon Surrender..........................  13

SECTION 11. ENTRY BY LANDLORD.............................................  13

SECTION 12. ALTERATIONS, ADDITIONS AND TRADE FIXTURES.....................  14

SECTION 13. MECHANIC'S LIENS..............................................  15

SECTION 14. INSURANCE.....................................................  15
     A.     Tenant........................................................  15
     B.     Landlord......................................................  16
     C.     Waiver of Subrogation.........................................  16

SECTION 15. INDEMNITY.....................................................  16
     A.     Indemnification by Tenant.....................................  16
     B.     Limitation on Landlord's Liability............................  17
     C.     No Landlord Liability for Force Majeure Events................  17
     D.     Indemnification by Landlord...................................  17

SECTION 16. ASSIGNMENT AND SUBLETTING BY TENANT...........................  18
     A.     Consent Required..............................................  18
     B.     Tenant's Request for Consent..................................  18
     C.     Landlord's Election...........................................  18
     D.     Landlord's Factors............................................  18
     E.     Granting of Consent...........................................  19
     F.     Assignment and Sublease Profit................................  19
     G.     Tenant Remains Liable.........................................  20
     H.     Assignee Becomes Liable.......................................  20
     I.     Bankruptcy....................................................  20
     J.     Landlord's Fees...............................................  20
     K.     Certain Rights Personal to Tenant.............................  20
     L.     Sublease Rents................................................  21

SECTION 17. TRANSFER OF LANDLORD'S INTEREST...............................  21

SECTION 18. DAMAGE AND DESTRUCTION........................................  21
     A.     Minor Insured Damage..........................................  21
     B.     Major or Uninsured Damage.....................................  21
     C.     Abatement of Rent.............................................  22
     D.     Waiver........................................................  22

SECTION 19. CONDEMNATION..................................................  22
     A.     Total or Partial Taking.......................................  22
     B.     Award.........................................................  22
     C.     Abatement in Rent.............................................  23
     D.     Temporary Taking..............................................  23
     E.     Transfer of Landlord's Interest to Condemnor..................  23

SECTION 20. DEFAULT.......................................................  23
     A.     Tenant's Default..............................................  23
     B.     Remedies......................................................  24
     C.     Relief From Forfeiture........................................  26

SECTION 21. LATE PAYMENTS/INTEREST AND LATE CHARGES.......................  26
     A.     [Intentionally Omitted].......................................  26
     B.     Interest......................................................  26
     C.     Late Charges..................................................  27
     D.     No Waiver.....................................................  27

SECTION 22. [INTENTIONALLY OMITTED].......................................  27

SECTION 23. HOLDING OVER..................................................  27

SECTION 24. ATTORNEYS' FEES...............................................  28

SECTION 25. MORTGAGE PROTECTION/SUBORDINATION.............................  28
     A.     Subordination.................................................  28
     B.     Attornment....................................................  28
     C.     Amendment.....................................................  29

SECTION 26. ESTOPPEL CERTIFICATION/FINANCIAL STATEMENTS...................  29
     A.     Estoppel Certificate..........................................  29
     B.     Furnishing of Financial Statements............................  29

SECTION 27. PARKING.......................................................  29
     A.     Landlord's Obligations........................................  29
     B.     Tenant's Rights and Obligations...............................  30
     C.     Control of Parking Area.......................................  30

SECTION 28. SIGNS; NAME OF BUILDING.......................................  31
     A.     Signs.........................................................  31
     B.     Building Identification.......................................  31

SECTION 29. QUIET ENJOYMENT...............................................  31

SECTION 30. ADDITIONAL FACILITIES AVAILABLE TO TENANT.....................  32
     A.     Conference Rooms..............................................  32
     B.     Fitness Center................................................  32
     C.     Fees..........................................................  33

SECTION 31. NOTICES.......................................................  33

SECTION 32. NOTICE AND CURE TO LANDLORD AND MORTGAGEE.....................  33

SECTION 33. GENERAL.......................................................  33
     A.     Paragraph Headings............................................  33
     B.     Incorporation of Prior Agreements; Amendments.................  33

     C.     Waiver........................................................  34
     D.     Short Form or Memorandum of Lease.............................  34
     E.     Time of Essence...............................................  34
     F.     Examination of Lease..........................................  34
     G.     Severability..................................................  34
     H.     Surrender of Lease Not Merger.................................  34
     I.     Authority.....................................................  34
     J.     Governing Law.................................................  35
     K.     Force Majeure.................................................  35
     L.     Use of Language...............................................  35
     M.     Successors....................................................  35
     N.     No Reduction of Rental........................................  35
     O.     No Partnership................................................  35
     P.     Exhibits......................................................  35
     Q.     Indemnities...................................................  35
     R.     Nondisclosure of Lease Terms..................................  36
     S.     No Light, Air or View Easement................................  36
     T.     Brokers.......................................................  36
     U.     Counterparts..................................................  36

EXHIBIT A  FLOOR PLAN OF THE PREMISES
EXHIBIT B  CONSTRUCTION WORK LETTER
EXHIBIT C  RULES AND REGULATIONS
EXHIBIT D  AMENDMENT OF LEASE COMMENCEMENT DATE

                                  OFFICE LEASE

THIS LEASE is entered into by and between Landlord and Tenant effective as of this 18th day of May, 1999.

SECTION 1. TERMS AND DEFINITIONS

The following terms as used herein shall have the meanings as set forth below:

A. "Landlord" means HITACHI AMERICA, LTD., a New York corporation, and its successors and assigns.

B.    "Tenant" means COLOMOTION, INC., a California corporation.

C. "Building" means the building in which the Premises are located, which Building has approximately 266,606 square feet of Rentable Area and is located at 2000 Sierra Point Parkway, in the City of Brisbane, California.

D. "Project" means the Building, the Premises, the Common Areas and the legal parcel on which the Building is located.

E. "Premises" means the following: from the Lease Commencement Date until 12/31/1999, the space labeled as "Phase 1" on Exhibit A, Page 2 of 2 attached hereto and incorporated herein by this reference; from 01/01/2000 until 06/30/2000, the spaces labeled as "Phase 1" and "Phase 2" thereon; and from and after 07/01/2000, the spaces labeled as "Phase 1," "Phase 2" and "Phase 3" thereon. The Premises from time to time covered by this Lease shall be referred to as Suite 601.

F. "Term" means the approximately sixty (60) month period commencing on the Lease Commencement Date and expiring on the Expiration Date.

G. "Lease Commencement Date" means the earlier to occur of (1) July 1, 1999 and (2) the date Tenant commences operation of its business from the Premises; provided, however, that if the Lease Commencement Date stated in this subsection is amended pursuant to Section 3(C) below, Landlord and Tenant shall execute and attach hereto as a new Exhibit D an Amendment of Lease Commencement Date in the form of Exhibit D hereto, which shall specify such amended Lease Commencement Date and, if applicable, an amended Expiration Date.

H. "Expiration Date" means June 30, 2004 unless amended as provided in an Amendment of Lease Commencement Date executed as provided above.

I.    "Monthly Rental" means the following:

                        Period                              Monthly Rental
                        ------                              --------------
      Lease Commencement Date - 12/31/1999                  $18,720.00

      01/01/2000 - 06/30/2000                               $37,440.00

      07/01/2000 - 06/30/2001                               $59,019.84

      07/01/2001 - 06/30/2002                               $61,387.92

      07/01/2002 - 06/30/2003                               $63,938.16

      01/01/2003 - 06/30/2004                               $66,488.40

J.    "Rentable Area" means:

      (1) As to each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as a "Single Tenant Floor"), Rentable Area shall be the entire area bounded by the inside surface of the four exterior glass walls (or in the inside surface of the permanent exterior wall(s) where there is no glass) on such floor, including all areas used for elevator lobbies, corridors, special stairways, or elevators, restrooms, mechanical rooms, electrical rooms and telephone closets without deduction for columns and other structural portions of the Building or vertical penetrations that are included for the special use of the tenant of such floor together with a portion of the covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building which bears the same proportion to the total area of such common facilities as the Rentable Area of each Single Tenant Floor bears to the Rentable
            Area of the Building (excluding such common facilities), but excluding the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

      (2) As to each floor of the Building on which space is or will be leased to more than one tenant, Rentable Area attributable to each such lease shall be the total of (a) the entire area included within the premises covered by such lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall(s) where there is no glass) of the Building bounding such premises, the exterior of all walls separating such premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such premises from other areas leased or to be leased to other tenants on such floor, (b) that portion outside the Premises but within space intended for use or occupancy as premises by another tenant utilized by Tenant for wiring, ducts, vents or other requirements of Tenant's operations in the Premises, (c) that portion of the covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building which bears the same proportion to the total area of such common facilities as the Rentable Area of such Premises bears to the Rentable Area of the Building (excluding such common facilities), and (d) a pro rata portion of any area of the Building devoted to common features such as elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms and telephone closets, but excluding any area contained within the exterior walls of the

          Building for stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

K.   "Security Deposit" means $132,976.80.

L.   "Permitted Use" means commercial office use.

M.   "Brokers" means Cornish & Carey Commercial and Cushman & Wakefield.

N. "Landlord's Address for Notice" means 2000 Sierra Point Parkway, MS 550, Brisbane, California 94005, Attention: Facilities Manager.

O.   "Tenant's Address for Notice" means the address of the Premises.

P. "Parking Spaces" means 3.3 unreserved parking spaces per 1000 square feet of Rentable Area in the Premises in the area of the Project designated by Landlord for vehicle parking.

Q. "Fitness Center Memberships" means eighteen (18) memberships in the fitness center located on the first floor of the Building ("Fitness Center").

SECTION 2. PROPERTY LEASED

A. Premises. Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises; reserving to Landlord, however, (1) the use of the exterior walls, roof, return air plenum and the area under the Premises floor and (2) the rights to make structural (building) modifications and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires to serve or serving other tenant premises in the Building through the Premises in locations which will not materially interfere with Tenant's use thereof. Tenant shall not enter upon or use in any manner or for any purpose any space on the sixth floor of the Building other than the area from time to time expressly included within the Premises in accordance with the provisions of Section 1(E), except with the prior written approval of Landlord, which Landlord may give or withhold in its sole and absolute discretion. For any calendar month during any portion of which Tenant may use or occupy any space not included within the Premises, Tenant shall pay to Landlord a rental equal to the area used or occupied by Tenant multiplied by the per square foot rental amount then in effect for the Premises, or such other amount as Landlord and Tenant may mutually agree in writing.

B. Common Areas. Subject to the terms, covenants and conditions of this Lease, Tenant shall have the right, for the benefit of Tenant and its employees and invitees, to the non-exclusive use of all of the Common Areas as hereinafter defined.

C.   Minor Variations In Area. The Rentable Area of the Premises contained in
     Section 1(E) is agreed to be the Rentable Area of the Premises regardless of minor variations resulting from construction of the Building and/or tenant improvements.

SECTION 3. COMMENCEMENT OF TERM AND POSSESSION OF PREMISES

A. Lease Commencement Date. The Term of the Lease shall commence on the Lease Commencement Date (as extended only pursuant to Section 3(C) below, if applicable), and shall continue, subject to earlier termination as provided herein, until the Expiration Date (as extended only pursuant to Section 3(C) below).

B. Completion of Tenant Improvements and Possession of Premises. Upon execution of this Lease by the parties, Tenant shall have the right to enter the Premises solely for purposes of performing and completing all tenant improvements described as "Tenant's Work" in Exhibit B hereto, and Tenant shall open the Premises for business, on or before the Lease Commencement Date. Tenant's occupancy of the Premises prior to the Lease Commencement Date shall be subject to all of the terms and conditions of this Lease; provided, however, Tenant's obligation to pay Monthly Rental shall not commence until the Lease Commencement Date. All tenant improvements constructed in the Premises, whether by Landlord or by (or on behalf of) Tenant and whether at Landlord's or Tenant's expense, shall become part of the Premises and shall be and remain the property of Landlord unless Landlord specifically agrees otherwise in writing.

C. Extension of Lease Commencement Date. If the Premises are not ready for occupancy by Tenant on the original Lease Commencement Date specified in
     Section 1(G) due to one or more delays caused by Landlord or caused by matters beyond the control of Landlord, this Lease and the obligations of Landlord and Tenant hereunder shall nevertheless continue in full force and effect. However, in such event Landlord and Tenant shall agree on an amendment of the original Lease Commencement Date to reflect such delay or delays and shall, in each instance, within thirty (30) days after the amended Lease Commencement Date, execute and attach hereto an amendment in the form of that attached as Exhibit D hereto stating such amended Lease Commencement Date and, if applicable, an amended Expiration Date and no rental shall be payable by Tenant hereunder until the amended Lease Commencement Date. The delay in commencement of the Term and in the accrual of rent described in the foregoing sentence shall constitute full settlement of all claims that Tenant might otherwise have by reason of the Premises not being ready for occupancy on the original Lease Commencement Date specified in Section 1(G) above.

     If the Premises are not ready for occupancy by Tenant on the Lease Commencement Date due to one or more delays caused by Tenant, or anyone acting under or for Tenant, Landlord shall have no liability for such delay and the Lease Commencement Date shall nevertheless begin as of the Lease Commencement Date stated in Section 1(G) (as extended only because of Landlord's delay pursuant to this Section 3(C), if applicable).

D. Acceptance and Suitability. Tenant hereby agrees to accept the Premises in its "AS IS" condition. Tenant agrees that by taking possession of the Premises it will conclusively be deemed to have inspected the Premises and found the Premises in satisfactory condition. Tenant acknowledges that neither Landlord, nor any agent, employee or servant of Landlord, has made any representation with respect to the Premises, the Building, or the Project or with respect to the suitability of them for the conduct of Tenant's business, nor has Landlord agreed to undertake any modifications, alterations, or improvements of the Premises or Building, except as specifically provided in this Lease.

     TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, FITNESS OR SUITABILITY FOR PURPOSE, OR THAT THE BUILDING OR THE IMPROVEMENTS IN THE PREMISES HAVE BEEN CONSTRUCTED IN A GOOD AND WORKMANLIKE MANNER.

E.   Tenant's Termination Right.   Tenant shall have a right to terminate this
     Lease effective as of June 30, 2002, upon notice given and payment made as specified below; provided, however, that the termination of this Lease pursuant to any such notice and payment shall not be effective if Tenant is in default under this Lease at the time of giving notice of termination or, at Landlord's option, upon the effective date of termination. Tenant shall exercise such option by giving written notice to Landlord not later than September 30, 2001, time being of the essence with regard to the giving of such notice, and by paying to Landlord, at the time such notice is given, a termination payment of $245,551.68. Tenant's notice shall be effective to terminate this Lease only provided and on condition that it is accompanied by payment to Landlord of such termination payment. If Tenant effectively exercises its right to terminate this Lease herein provided, Tenant shall continue to pay all of the rents herein and perform all of its obligations hereunder through June 30, 2002, upon which date the Term of this Lease shall end in the same manner as if the same were the Expiration Date originally specified on this Lease.

SECTION 4. RENT

A. Monthly Rental. Commencing on the Lease Commencement Date, Tenant shall pay to Landlord during the Term the amount set forth in Section 1(I) in monthly installments (the "Monthly Rental"), which sum shall be payable by Tenant on or before the first day of each month, in advance, without further notice, at the address specified for Landlord in Section 1(N), or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, demand, counterclaim, deduction or setoff whatsoever. If the Lease Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis upon a thirty (30) day calendar month.

B. Rent and Additional Rent. As used in this Lease, the term "rent" shall mean Monthly Rental and additional rent, and the term "additional rent" shall mean all other amounts payable by Tenant to Landlord pursuant to this Lease other than Monthly Rental. All Monthly Rental and additional rent shall be paid without any abatement, demand, deduction, setoff or counterclaim whatsoever in lawful money of the United States which shall be legal tender at the time of payment. Where no other time is stated herein for payment, payment of any amount payable from Tenant to Landlord hereunder shall be due and made, within ten (10) days after Tenant's receipt of Landlord's invoice or statement therefor. Tenant expressly acknowledges that Tenant's covenant to pay rent under this Lease is separate and independent from Landlord's covenant to provide services and other amenities hereunder.

SECTION 5. COMMON AREAS

A. Definitions. "Common Areas" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of Landlord, the tenants and other occupants of the Building, and their respective employees, agents, servants, suppliers, customers and other invitees, including, by way of illustration, but not limitation, retaining walls, fences, landscaped areas, parks, curbs, sidewalks, private roads, the cafeteria on the first floor of the Building, common restrooms, stairways, elevators, lobbies, common hallways, patios, service quarters, parking areas and all common areas and other areas within the exterior of the Building and in the Project.

B. Control of Common Areas. Landlord shall maintain the Common Areas, including lobbies, stairs, elevators, corridors, restrooms, windows, mechanical, plumbing and electrical equipment, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, its employees, agents, contractors or invitees, which damage shall be repaired by Landlord at Tenant's expense. Landlord shall have the sole and exclusive control of the Common Areas, as well as the right to make changes to the Common Areas. Notwithstanding the preceding sentence, Landlord is not responsible for any harm or damage to any of Tenant's officers, agents, employees, servants, suppliers, customers or other invitees as a result of their use of the Common Areas. Landlord's rights to make changes shall include, but not be limited to, the right to (a) restrain the use of the Common Areas by unauthorized persons, (b) utilize from time to time any portion of the Common Areas for promotional and related matters, (c) temporarily close any portion of the Common Areas for repairs, improvements or alterations, (d) change the shape and size of the Common Areas or change the location of improvements within the Common Areas, including, without limitation, parking areas, roadways and curb cuts, and (e) prohibit access to or use of Common Areas that are designated for the storage of supplies or operation of equipment necessary to operate the Project or Building. Landlord may determine the nature, size and extent of the Common Areas as well as make changes to the Common Areas from time to time which, in its opinion, are deemed desirable. Noise, dust, dirt or vibration or other incidents to new construction of improvements on lands adjacent or proximate to the Building, whether or not owned by Landlord, shall in no way affect this Lease or impose any liability on Landlord.

SECTION 6.  SECURITY DEPOSIT

Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit defined in Section 1(K) above, which shall be held by Landlord as security for the performance by Tenant of all terms, covenants and conditions of this Lease. It is expressly understood and agreed that such Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent or the obligation to repair and maintain the Premises or to perform any other term, covenant or condition contained herein, Landlord may (but shall not be required to), without prejudice to any other remedy provided herein or provided by law and without notice to Tenant, use the Security Deposit, or any portion of it, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall immediately on demand pay to Landlord a sum equivalent to the portion of the Security Deposit so expended or applied by Landlord as provided in this Section so as to maintain the Security Deposit in the sum initially deposited with Landlord. Although the Security Deposit shall be deemed the property of Landlord, if Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Security Deposit (or applicable portion thereof) to Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds and Landlord, not Tenant, shall be entitled to all interest, if any, accruing on any such Security Deposit. Upon any sale or transfer of its interest in the Building, Landlord shall transfer the Security Deposit to its successor in interest and thereupon, Landlord shall be released from any liability or obligation with respect thereto.

SECTION 7.  TENANT'S TAXES

Tenant shall be liable for any tax (now or hereafter imposed by any governmental entity) applicable to or measured by or on the rents or any other charges payable by Tenant under this Lease, including (but not limited to) any gross income tax, gross receipts tax or excise tax with respect to the receipt of such rent or other charges or the possession, leasing or operating, use or occupancy of the Premises, but not including any net income, franchise, capital stock, estate or inheritance taxes. If any such tax is required to be paid to the governmental taxing entity directly by Landlord, then Landlord shall pay the amount due and, upon demand, shall be fully reimbursed by Tenant for such payment.

Tenant shall also be liable for all taxes levied against the leasehold held by Tenant or against any personal property, leasehold improvements, additions, alterations and fixtures placed by or for Tenant in, on or about the Premises, Building and Project or constructed by Landlord for Tenant in the Premises; and if any such taxes are levied against Landlord or Landlord's property, or if the assessed value of such property is increased (whether by special assessment or otherwise) by the inclusion therein of value placed on such leasehold, personal property, leasehold improvements, additions, alterations and fixtures, and Landlord pays any such taxes (which Landlord shall have the right to do regardless of the validity thereof), Tenant, upon demand, shall fully reimburse Landlord for the taxes so paid by Landlord or for the proportion of such taxes resulting from such increase in any assessment.

SECTION 8.  USE OF PREMISES

A. Permitted Uses. Tenant shall use the Premises solely for the Permitted Use specified in Section 1(L) above, and for no other use, and under the name specified in Section 1(B) above. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which will in any way obstruct or interfere with the rights of Landlord or other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises and Common Areas or permit any odors to emanate from the Premises and intrude upon the Common Areas or the premises of Landlord or other tenants. Tenant shall not commit or suffer to be committed any waste in or upon the Premises, Common Areas, Building or Project. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which may render the insurance thereon void or increase the insurance risk thereon. If an increase in any fire and extended coverage insurance premiums paid by Landlord for the Building and Project is caused by Tenant's use and occupancy of the Premises, then Tenant shall pay as additional rental the amount of such increase to Landlord.

B.   Compliance with Laws.  Tenant shall not use the Premises, Building,
     Project or Common Areas in any way (or permit or suffer anything to be done in or about the same) which will conflict with any law, statute, ordinance or governmental rule or regulation or any covenant, condition or restriction (whether or not of public record) affecting the Premises, Project or Building, now in force or which may hereafter be enacted or promulgated including, but not limited to, the provisions of any city or county zoning codes regulating the use thereof. Tenant shall, at its sole cost and expense, promptly comply with (i) all laws, statutes, ordinances and governmental rules and regulations, now in force or which may hereafter be in force, applicable to Tenant or its use of or business operations in the Premises including structural, utility system and life safety system changes necessitated by Tenant's acts, use of the Premises or by improvements made by or for Tenant, (ii) all requirements, and other covenants, conditions and restrictions, now in force or which may hereafter be in force, which affect the Premises, and (iii) all requirements, now in force or which may hereafter be in force, of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, Building or Project. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, governmental rule or regulation or any requirement, covenant, condition or restriction shall be conclusive of the fact as between Landlord and Tenant. Tenant agrees to fully indemnify Landlord against any liability, claims or damages arising as a result of a breach of the provisions of this Section 8(B) by Tenant, and against all costs, expenses, fines or other charges arising therefrom, including, without limitation, reasonable attorneys' fees and related costs incurred by Landlord in connection therewith, which indemnity shall survive the expiration or earlier termination of this Lease. Without limiting the generality of the foregoing, it is expressly understood and agreed that Tenant is accepting the Premises "AS IS," in its present state and condition, without any representations or warranties from Landlord of any kind whatsoever, either express or implied, with respect to the Premises or the Building, including without limitation the compliance of the Premises or the Building with The Americans With Disabilities Act and the rules and regulations promulgated thereunder, as amended from time to time (the "ADA"). Tenant shall be responsible for insuring that the Premises and Tenant's use thereof and operations therein fully and completely comply with the ADA. If Tenant's use of the Premises or operations therein cause Landlord to incur any obligation under the ADA, as reasonably determined by Landlord, then Tenant shall reimburse Landlord for Landlord's costs and expenses in connection therewith. If Tenant's initial use of the Premises is not a "place of public accommodation" within the meaning of the ADA, then Tenant may not thereafter change the use of the Premises to cause the Premises to become a "place of public accommodation." In the event that Tenant desires or is required hereby to make Alterations (as defined below) to the Premises in order to satisfy its obligations under the ADA, then all such Alterations shall be subject to any requirements in this Lease with respect to Alterations of the Premises, and shall be performed at Tenant's sole cost and expense.

C.    Hazardous Materials.

      (1) Tenant covenants and agrees that it shall not cause or permit any Hazardous Materials (as defined below) to be brought upon, kept, or used in or about the Premises, Building or Project by Tenant, its agents, employees, contractors or invitees. The foregoing covenant shall not extend to substances typically found or used in general office applications so long as (a) such substances and any equipment which generates such substances are maintained only in such quantities as are reasonably necessary for Tenant's operations in the Premises, (b) such substances are used strictly in accordance with the manufacturers' instructions therefor, (c) such substances are not disposed of in or about the Project in a manner which would constitute a release or discharge thereof, and (d) all such substances and any equipment which generates such substances are removed from the Project by Tenant upon the expiration or earlier termination of this Lease. Any use, storage, generation, disposal, release or discharge by Tenant of Hazardous Materials in or about the Project as is permitted pursuant to this Section shall be carried out in compliance with all applicable federal, state and local laws, ordinances, rules and regulations, including without limitation any labeling standards established by state regulations. Moreover, no hazardous waste resulting from any operations by Tenant shall be stored or maintained by Tenant in or about the Project for more than ninety (90) days prior to removal by Tenant. Tenant shall, annually within thirty (30) days after Tenant's receipt of Landlord's written request therefor, provide to Landlord a written list identifying any Hazardous Materials then maintained by Tenant in the Project, the use of each such Hazardous Material and the approximate quantity of each such Hazardous Material so maintained by Tenant, together with written certification by Tenant stating, in substance, that neither Tenant nor any person for whom Tenant is responsible has released or discharged any Hazardous Materials in or about the Project.

      (2) In the event that Tenant proposes to conduct any use or to operate any equipment which will or may utilize or generate a Hazardous Material other than as specified in Section 8(C)(1) above, Tenant shall first in writing submit such use or equipment to Landlord for approval. No approval by Landlord shall relieve Tenant of any obligation of Tenant pursuant to this Section 8(C), including the removal, clean-up and indemnification obligations imposed upon Tenant by this Section 8(C). Tenant shall, within five (5) days after receipt thereof, furnish to Landlord copies of all notices or other communications received by Tenant with respect to any actual or alleged release or discharge of any Hazardous Material in or about the Premises or the Project and shall, whether or not Tenant receives any such notice or communication, notify Landlord in writing of any discharge or release of Hazardous Material by Tenant or anyone for whom Tenant is responsible in or about the Premises or the Project. In the event that Tenant is required to maintain any Hazardous Materials license or permit in connection with any use conducted by Tenant or any equipment operated by Tenant in the Premises, copies of each such license or permit, each renewal or revocation thereof and any communication relating to suspension, renewal or revocation thereof shall be furnished to Landlord within five (5) days after receipt thereof by Tenant. Compliance by Tenant with the two immediately preceding sentences shall not relieve Tenant of any other obligation of Tenant pursuant to this Section 8(C).

(3) Upon any violation of the foregoing covenants, Tenant shall be obligated, at Tenant's sole cost, to clean-up and remove from the Project all Hazardous Materials introduced into the Project by Tenant or any person or entity for whom Tenant is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such clean-up and removal activities of Tenant shall, in each instance, be conducted to the satisfaction of Landlord and all governmental authorities having jurisdiction. Landlord's right of entry pursuant to Section 11 below shall include the right to enter and inspect the Premises for violations of Tenant's covenants in this Section 8(C).

(4) Tenant shall indemnify, defend and hold harmless Landlord, and its successors, assigns, partners, officers, employees, agents, lenders and attorneys from and against any and all claims, liabilities, losses, actions, costs and expenses (including attorneys' fees and costs of defense) incurred by such indemnified persons, or any of them, as the result of (a) the introduction into or about the Project by Tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (b) the usage, storage, maintenance, generation, disposition or disposal by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, (c) the discharge or release in or about the Project by Tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (d) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, storage, generation, disposal, disposition, release or discharge by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, and
     (e) any failure of Tenant or anyone for whom Tenant is responsible to observe the foregoing covenants of this Section 8(C).

(5) Upon any violation of the foregoing covenants, Landlord shall be entitled to exercise all remedies available to a landlord against a defaulting tenant, including but not limited to those set forth in Section 20. Without limiting the generality of the foregoing, Tenant expressly agrees that upon any such violation Landlord may, at its option, (a) immediately terminate this Lease or (b) continue this Lease in effect until compliance by Tenant with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Lease. No action by Landlord hereunder shall impair the obligations of Tenant pursuant to this Section 8(C).

(6) As used in this Section 8(C), "Hazardous Materials" is used in its broadest sense and shall include any petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance on material defined or designated as hazardous or toxic, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises, Building or Project presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

          Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section
            6901 et seq.
          Comprehensive Environmental Response, Compensation, and Liability Act
            of 1980, 42 U.S.C. Section 9601 et seq.
          Clean Air Act, 42 U.S.C. Sections 7401-7626.
          Water Pollution Control Act (Clean Water Act of 1977), 33 U.S.C.
            Section 1251 et seq.
          Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of 1987),
            7 U.S.C. Section 135 et seq.
          Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.
          Safe Drinking Water Act, 42 U.S.C. Section 300(f) et seq.
          National Environmental Policy Act (NEPA) 42 U.S.C. Section 4321 et
            seq.
          Refuse Act of 1899, 33 U.S.C. Section 407 et seq.
          California Health and Safety Code Section 25316 et seq.
          California Code of Federal Regulations, Title 8 Section 5194 California Code of Federal Regulations, Title 22 Section 12601

     (7) By its signature to this Lease, Tenant confirms that it has conducted its own examination of the Premises and the Project with respect to Hazardous Materials and accepts the same "AS IS" and with no Hazardous Materials present thereon.

     (8) Tenant acknowledges that incorporation of any material containing asbestos into the Premises is absolutely prohibited. Tenant agrees, represents and warrants that it shall not incorporate or permit or suffer to be incorporated, knowingly or unknowingly, any material containing asbestos into the Premises.

D. Landlord's Rules and Regulations. Tenant shall, and Tenant agrees to cause its agents, servants, employees, invitees and licensees to, observe and comply fully and faithfully with the rules and regulations attached hereto as Exhibit C or such rules and regulations which may hereafter be adopted by Landlord (the "Rules") for the care, protection, cleanliness, and operation of the Premises, Building and Project, and any modifications or additions to the Rules adopted by Landlord, provided that, Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the failure of any other party to observe or comply with any of the Rules.

E. Traffic and Energy Management; Recycling. Tenant agrees to cooperate and use its best efforts to participate in governmentally mandated or voluntary traffic management and recycling programs generally applicable to businesses located in the area in which the Project is situated or to the Project and, initially, shall encourage and support van and car pooling by employees and shall encourage and support staggered and flexible working hours for employees to the fullest extent permitted by the requirements of Tenant's business. Landlord shall offer, for the benefit of Tenant and other occupants of the Building and their respective employees only, the non-exclusive use of a shuttle service from the Project to a Caltrain station and a BART station at times designated by Landlord. Landlord shall have the option to discontinue such shuttle service at any time. Neither this Section 8(E) nor any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public. Landlord and Tenant agree to cooperate and use their best efforts to comply with any and all guidelines or controls imposed upon either Landlord or Tenant by federal or state governmental organizations or by any energy conservation association to which Landlord is a party concerning energy management. Landlord will provide recycling containers for Tenant's use at the Premises. Tenant agrees to use its best efforts to encourage its employees to recycle all recyclable material. Any costs, fees, fines or other levies assessed against Landlord as the result of failure of Tenant to comply with this
     Section 8(E) shall be reimbursed by Tenant to Landlord as additional rent.

SECTION 9. SERVICE AND UTILITIES

A. Standard Building Services. So long as Tenant is not in default hereunder (including any default of a type described in clauses (4) - (6) of Section 20(A) below), Landlord agrees to make available to the Premises, during the Building's normal business hours of 8:00 a.m. to 6:00 p.m. Monday through Friday (holidays excepted), which hours are subject to change from time to time as reasonably determined by Landlord, such heat and air conditioning (hereafter "HVAC"), water and electricity, as may be required in Landlord's judgment for the comfortable use and occupation of the Premises for general office purposes and at a level which is usual and customary in similar office buildings in the area where the Building is located, all of which shall be subject to the Rules of the Building as well as any governmental requirements or standards relating to, among other things, energy conservation.

B. After-Hours Charges. During non-business hours Landlord shall keep the public areas of the Building and Project lighted and shall provide elevator service with at least (1) elevator, but shall not be obligated to furnish HVAC to the Premises. If Tenant requires HVAC during non-business hours, Tenant shall give Landlord at least twenty-four (24) hours prior notice of such requirement or shall follow such other procedure for activating the building energy management system as Landlord may advise Tenant, and Tenant shall pay Landlord for such extra service at Landlord's standard rates. Such rates are subject to increase from time to time based on increase in Landlord's costs associated with providing such extra services. All payments required for such charges shall be deemed to be additional rent and Landlord shall have the same remedies for a default in payment thereof as for a default in payment of rent. If the Building is designed for individual tenant operation of the HVAC, Tenant agrees to pay the cost of operating the HVAC at any time other than the schedule of hours for providing the same set forth above, which cost may include the operation of the HVAC for space located outside the Premises when such space is serviced concurrently with the operation of the HVAC for the benefit of the Premises.

C. Limitation on Landlord's Obligations. Landlord shall not be in breach of its obligations under this Section 9 unless Landlord fails to make any repairs or perform maintenance which it is obligated to perform hereunder and such failure persists for an unreasonable time after written notice of a need for such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish or the interruption or termination of any of the foregoing when such failure, interruption or termination is caused by accidents, breakage, repairs, strikes, brownouts, blackouts, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the actual or reasonable control of Landlord, nor shall such failure, interruption or termination under such circumstances be construed as a constructive or actual eviction of Tenant. Landlord shall not be liable under any circumstances for loss or injury to property or business, however occurring, through or in connection with or incidental to Landlord's failure to furnish or the interruption or termination of any of said service or utilities.

D. Excess Service. Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including, without limitation, electronic data processing machines, punch card machines or machines using in excess of one hundred twenty (120) volts or which consumes more electricity than is usually furnished for the Permitted Use of the Premises, as determined by Landlord. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of the Premises (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse. The excess cost (including any penalties for excess usage) for such water and electric current shall be established by an estimate made by a utility company or independent engineer hired by Landlord at Tenant's expense and Tenant shall pay such excess costs each month with Monthly Rental. All costs and expenses of modifying existing equipment, cables, lines, etc. or installing additional equipment, cables, lines, etc. to accommodate such excess usage or use by Tenant of such apparatus or device shall be borne by Tenant.

E. Security Services. Certain security measures (both by electronic equipment and personnel) may be provided by Landlord in connection with the Building and Common Areas. However, Tenant hereby acknowledges that such security is intended to be only for the benefit of the Landlord in protecting its property from fire, theft, vandalism and similar perils and while certain incidental benefits may accrue to Tenant therefrom, such security is not for the purpose of protecting either the property of Tenant or the safety of its officers, employees, servants or invitees. By providing such security, Landlord assumes no obligation to Tenant and shall have no liability arising therefrom and Tenant hereby releases Landlord from all liability relating thereto. If, as a result of Tenant's occupancy of the Premises, Landlord in its sole discretion determines that it is necessary to provide security or implement additional security measures or devices in or about the Building or the Common Areas, Tenant shall be required to pay, as additional rent, the cost or increased cost, as the case may be, of such security.

SECTION 10. MAINTENANCE AND REPAIRS

A. Landlord's Obligations. Except for special or non-standard systems and equipment installed for Tenant's exclusive use, Landlord shall keep in good condition and repair, at Landlord's initial cost and expense, HVAC systems which service the Premises as well as other premises within the Building, the foundations, exterior walls, structural condition of interior bearing walls and roof of the Premises, interior walls, interior surfaces of exterior walls, ceilings, windows, doors, cabinets, draperies, electrical and lighting facilities within the Premises, window coverings, carpeting and other floor coverings, plate glass and skylights located within the Premises and the Building, as well as the parking lots, walkways, driveways, landscaping, fences, signs, and utility installations of the Project. Janitorial services to the Premises shall be provided in accordance with specifications established by Landlord, which specifications are subject to change from time to time in the reasonable discretion of Landlord. Landlord shall also provide elevator service, restroom supplies and window washing with reasonable frequency. Landlord shall not be required to make any repairs that are the obligation of any other tenant or occupant within the Building or Project or repairs for damage caused by any negligent or intentional act or omission of Tenant or any person claiming through or under Tenant or any of Tenant's employees, suppliers, shippers, customers or invitees, in which event Tenant shall repair such damage at its sole cost and expense. Tenant hereby waives and releases its right to make repairs at Landlord's expense under any law, statute, ordinance, rule or regulation now or hereafter in effect in any jurisdiction in which the Project is located.

B. Tenant's Obligations. Tenant shall, at its sole cost and expense, make all repairs and replacements as and when Landlord deems reasonably necessary to preserve in good working order and condition any special or supplementary HVAC systems located within the Premises and installed for the exclusive use of the Premises, Tenant's cabling and telephone lines and all other non-standard utility facilities and systems exclusively serving the Premises, and all of Tenant's trade fixtures located within the Premises; provided, however, at Tenant's written request, Landlord will maintain such non-standard improvements at Tenant's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional overhead charge of fifteen percent (15%). Tenant shall not commit or permit any waste in or about the Premises, the Building or the Project. Tenant shall reimburse Landlord on demand for all repairs to the Premises, Building and Project which are required, in the reasonable opinion of Landlord, as a result of any misuse, neglect, negligent or intentional act or omission committed or permitted by Tenant or by any subtenant, agent, employee, supplier, shipper, customer, invitee or servant of Tenant.

C. Landlord's Right to Make Repairs. In the event that Tenant fails to maintain the Premises in good and sanitary order, condition and repair as required by this Lease, then, following written notification to Tenant (except in the case of an emergency, in which case no prior notification shall be required), Landlord shall have the right, but not the obligation, to enter the Premises and to do such acts and expend such funds at the expense of Tenant as are required to place the Premises in good, safe and sanitary order, condition and repair. Any amount so expended by Landlord plus an overhead charge of fifteen percent (15%) of the expended amount shall be paid by Tenant promptly upon demand as additional rent.

D. Condition of Premises Upon Surrender. Except as otherwise provided in this Lease, Tenant shall, upon the expiration or earlier termination of the Term, surrender the Premises to Landlord in the same condition as on the date Tenant took possession, reasonable wear and tear excepted. All appurtenances, fixtures, improvements, additions and other property attached to or installed in the Premises whether by Landlord or by or on behalf of Tenant, and whether at Landlord's expense or Tenant's expense, shall be and remain the property of Landlord unless Landlord specifically agrees otherwise in writing. Any furnishings and personal property of Tenant located in the Premises, whether the property of Tenant or leased by Tenant (including the fixtures, improvements and other items agreed, in writing, by Landlord to belong to the Tenant as provided in the preceding sentence and, unless Landlord elects to require Tenant to leave the same in the Premises, which Landlord shall have the right to do, all data, telephone or other cabling or wiring installed by or on behalf of Tenant in the Premises, including the plenum area above the ceiling of the Premises), shall be and remain the property of Tenant and shall be removed by Tenant at Tenant's sole cost and expense at the expiration of the Term. Tenant shall promptly repair any damage to the Premises or the Building resulting from such removal. Any of Tenant's property not removed from the Premises upon the expiration of the Term shall, at Landlord's option, either become the property of Landlord or may be removed by Landlord and Tenant shall pay to Landlord the cost of such removal within ten (10) days after delivery of a bill therefor or Landlord, at its option, may deduct such amount from the Security Deposit. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment, shall be repaired by Tenant at Tenant's expense.

SECTION 11. ENTRY BY LANDLORD.

Landlord reserves and shall at any and all times have the right to enter the Premises at reasonable times during normal business hours and at any time in case of an emergency to inspect the same to determine whether Tenant is complying with its obligations hereunder; to supply janitorial service and any other service to be provided by Landlord hereunder; and, upon reasonable notice to Tenant, may exhibit the Premises to prospective purchasers, mortgagees or prospective tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Building and Project, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures that are reasonably required by the character of the work to be performed by Landlord, provided that the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in the event of an emergency. Any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business and any loss of occupancy or quiet enjoyment of the Premises by reason of Landlord's exercise of its right of entry in accordance with this Section 11, and Tenant shall not be entitled to an abatement or reduction of rent in connection therewith.

SECTION 12. ALTERATIONS, ADDITIONS AND TRADE FIXTURES

Except to the extent provided for in Exhibit B hereto, Tenant shall not make any alterations, additions or improvements to the Premises, or any part thereof, whether structural or nonstructural (hereafter "Alterations"), without Landlord's prior written consent. If Tenant does not use Landlord's architect or contractor to design or perform Alterations, Tenant shall pay to Landlord, as additional rent, a management fee equal to ten percent (10%) of the cost of the Alterations plus any professional fees or other costs and expenses incurred by Landlord in reviewing such plans and specifications or inspecting progress of any such work. In order to obtain Landlord's preliminary consent, which preliminary consent may be given or denied in Landlord's sole discretion, Tenant shall submit such information as Landlord may require, including without limitation plans and specifications for the Alterations. After Landlord gives preliminary consent, in order to obtain Landlord's final consent, which consent may not be unreasonably withheld, Tenant shall then submit (a) permits, licenses, bonds, and the construction contract, all in conformance with the plans and specifications preliminarily approved by Landlord; (b) evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory; and (c) such other information as Landlord deems reasonably necessary. The construction contract shall, at a minimum, require the general contractor and all subcontractors to obey the rules and regulations of the Building and Project. All Alterations shall be done in good workmanlike manner by qualified and licensed contractors or mechanics, as approved by Landlord. Except for Alterations to the Premises, Tenant shall have no right whatsoever to make any alterations or modifications to any portion of the Building or its appurtenant facilities nor shall any Alterations affect the structure of the Building or its exterior appearance. All Alterations made by or for Tenant (other than Tenant's moveable trade fixtures), shall, unless Landlord expressly requires or agrees otherwise in writing, immediately become the property of Landlord, without compensation to Tenant, but Landlord has no obligation to repair, maintain or insure those Alterations. Carpeting, shelving and cabinetry are considered improvements of the Premises and not movable trade fixtures, regardless of how or where affixed. No Alterations will be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term, and they shall be surrendered as a part of the Premises unless Landlord has required that Tenant remove them. At Landlord's discretion, Alterations are subject to removal by Tenant and at Tenant's sole cost and expense. Upon any such removal, Tenant shall repair any damage caused to the Premises thereby, and shall return the Premises to the condition they were in prior to installation of such Alterations so removed. Tenant shall indemnify, defend and keep Landlord free and harmless from and against all liability, loss, damage, cost, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's liens and to insure completion of the work. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building and the Project, and any other party having an interest


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
therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord written notice of the commencement of any construction in or on the Premises at least thirty (30) days prior thereto. Prior to the commencement of any such construction, Landlord shall be furnished certificates of insurance, naming Landlord as an additional insured, evidencing that each contractor performing work has insurance acceptable to Landlord, including but not limited to general liability insurance of not less that Two Million Dollars ($2,000,000.00) and worker's compensation insurance in the statutorily required amount.

SECTION 13. MECHANIC'S LIENS

Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligation incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause such lien to be released by such means as Landlord deemed proper, including payment of the claim giving rise to such lien. All such sums paid and all expenses incurred by Landlord in connection therewith shall be due and payable to Landlord by Tenant on demand.

SECTION 14. INSURANCE

A. Tenant. During the Term hereof, Tenant shall keep in full force and effect the following insurance and shall provide appropriate insurance certificates to Landlord prior to the Lease Commencement Date and annually thereafter before the expiration of each policy:

     (1) Commercial general liability insurance for the benefit of Tenant and Landlord as an additional insured, with a limit of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence, against claims for personal injury liability including, without limitation, bodily injury, death or property damage liability and covering (a) the business(es) operated by Tenant and by any subtenant of Tenant on the Premises, (b) operations of independent contractors engaged by Tenant for services or construction on or about the Premises, and (c) contractual liability;

     (2) All risk property insurance, insuring the personal property, furniture, furnishings and fixtures belonging to Tenant located on the Premises for not less than one hundred percent (100%) of the actual replacement value thereof;

     (3)  Workers' compensation in the amount required by law; and

     (4) Business interruption or loss of income insurance in amounts satisfactory to Landlord, with a rental interruption rider assuring Landlord that the rent due hereunder will be paid for a period of not less than twelve (12) months or the remaining term of this Lease, whichever is shorter, if the Premises are destroyed or rendered inaccessible by a risk insured against by a policy of all risk insurance.

     Each insurance policy obtained by Tenant pursuant to this Lease shall contain a clause that the insurer will provide Landlord with at least thirty (30) days' prior written notice of any material change, non-renewal or cancellation of the policy, shall be in a form satisfactory to Landlord and shall be taken out with an insurance company authorized to do business in the State in which the Project is located and rated not less than Best's Financial Class X and Best's Policy Holder Rating Project is located and rated not less than Best's Financial Class X and Best's Policy Holder Rating "A". In addition, any insurance policy obtained by Tenant shall be written as a primary policy, and shall not be contributing with or in excess of any coverage which Landlord may carry. The liability limits of the above described insurance policies shall in no manner limit the liability of Tenant under the terms of Section 15 below.

     Not more frequently than every two (2) years, if, in the reasonable opinion of Landlord, the amount of liability insurance specified in this
     Section 14 is not adequate, the above-described limits of coverage shall be adjusted by Landlord, by written notification to Tenant, in order to maintain the level of insurance protection at least equal to the protection afforded on the date the Term commences. If Tenant fails to maintain and secure the insurance coverage required under this Section 14, then Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to procure and maintain such insurance, the cost of which shall be due and payable to Landlord by Tenant on demand.

     If, on account of the failure of Tenant to comply with the provisions of this Section, Landlord is deemed a co-insurer by its insurance carrier, then any loss or damage which Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant as additional rent upon receipt of a bill therefor and evidence of such loss.

B. Landlord. During the Term hereof, Landlord shall keep in full force and effect the following insurance:

     (1) All risk property insurance (including flood and earthquake) insuring the Building and Landlord's improvements in an amount not less than the full replacement cost thereof; and

     (2) Such other insurance as Landlord deems necessary in its sole and absolute discretion.

     All insurance policies shall be issued in the names of Landlord and Landlord's lender, if any, and any other party reasonably designated by Landlord as an additional insured, as their interests appear. The insurance policies shall provide that any proceeds shall be made payable to Landlord, or to the holders of mortgages or deeds of trust encumbering Landlord's interest in the Premises, Building, and Project, or to any other party reasonably designated by Landlord as an additional insured, as their interests shall appear.

C. Waiver of Subrogation. Landlord and Tenant each hereby waives any and all rights of recovery against the other, and against any other tenant or occupant of the Building and against the officers, employees, agents, representatives, customers and business visitors of such other party and of each such other tenant or occupant of the Building, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of property insurance required to be carried by such waiving party pursuant to the provisions of this Lease (or any other policy of property insurance carried by such waiving party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving party actually obtains and maintains such insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). Landlord and Tenant shall, upon obtaining the policies of insurance which they are required to maintain hereunder, give notice (if required) to their respective insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

SECTION 15. INDEMNITY

A. Indemnification by Tenant. Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, partners, agents and employees (collectively, "Indemnitees") entirely harmless from and against all liabilities, loss, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person or for damages to any property or for violation of law arising out of or in any manner connected with (i) the use, occupancy or enjoyment of the Premises, Building or Project by Tenant or Tenant's agents, employees, invitees or contractors (the "Tenant's Agents") or any work, activity or other things allowed or suffered by Tenant or Tenant's Agents to be done in or about the Premises, Building or Project, (ii) any breach or default in the performance of any obligation of Tenant under this Lease, and (iii) any act or failure to act, whether negligent or otherwise tortious, by Tenant or Tenant's Agents in or about the Premises, Building or Project; provided, however, that Tenant shall not be required to indemnify Landlord in respect of any loss or damage arising by reason of the gross negligence or willful misconduct of Landlord.

B. Limitation on Landlord's Liability; Release of Directors, Officers and Partners of Landlord. Tenant agrees that, in the event Tenant shall have any claim against Landlord under this Lease arising out of the subject matter of this Lease, Tenant's sole recourse shall be against the Landlord's interest in the Building, for the satisfaction of any claim, judgment or decree requiring the payment of money by Landlord as a result of a breach hereof or otherwise in connection with this Lease, and no other property or assets of Landlord, its officers, directors, employees, successors or assigns, shall be subject to the levy, execution or other enforcement procedure for the satisfaction of any such claim, judgment, injunction or decree. MOREOVER, TENANT AGREES THAT LANDLORD SHALL IN NO EVENT AND UNDER NO CIRCUMSTANCES BE RESPONSIBLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES INCURRED OR SUSTAINED BY TENANT, OR ITS EMPLOYEES, AGENTS, CONTRACTORS OR INVITEES AS A RESULT OF OR IN ANY WAY CONNECTED TO TENANT'S OCCUPANCY OF THE PREMISES. None of the Indemnitees shall be liable to Tenant for, and, as such assumption and waiver do not violate public policy, Tenant assumes shall risk of, and waives any and all right to assert claims against, or obtain any damages from, the Indemnitees with respect to, loss, injury, or damages which may be sustained by the person, goods, wares, merchandise or property of Tenant, Tenant's Agents, or any other person in or about the Premises from any cause whatsoever, whether such damage or injury results from conditions arising within the Premises or from other sources and whether known, unknown, foreseen, unforeseen, patent or latent. Tenant understands and acknowledges the significance and consequence of such specific assumption of risk and waiver.

C. No Landlord Liability for Force Majeure Events. Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Project, the Building or the Premises, or a failure to make any such repairs, except as expressly provided in this Lease.

D. Indemnification by Landlord. Landlord shall indemnify, defend, protect and save Tenant harmless from all losses, costs, damages, claims and liability whatsoever on account of any damage or liability of any kind or for any injury to or death of persons arising in the Common Areas if caused by or resulting from any negligent or willful act or omission of Landlord or its employees or agents; provided, however, that Landlord's obligation to indemnify and hold harmless Tenant pursuant to the foregoing provisions is made for the purpose of providing any benefit from time to time available to Tenant under policies of insurance carried by Landlord, and further provided that the foregoing provisions shall in no event require Landlord to provide any defense to Tenant or pay any sum to or on behalf of Tenant in addition to that which may be provided and paid pursuant to such policies of insurance as may be carried by Landlord from time to time.

SECTION 16. ASSIGNMENT AND SUBLETTING BY TENANT

A. Consent Required. Tenant shall not, directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises ("Sublease") or any portion thereof without Landlord's prior written consent being had and obtained in each instance, subject to the terms and conditions contained in this Section. In no event will Landlord's consent be unreasonably withheld. Any sale or other transfer, including transfer by consolidation, merger or reorganization, of twenty-five percent (25%) or more of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of twenty-five percent (25%) or more of the partnership interest in Tenant, if Tenant is a partnership, shall be an Assignment for purposes of this Section. As used in this subsection, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligation under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of stock or partnership interest of said guarantor.

B. Tenant's Request for Consent. If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, Tenant shall request, in writing, at least sixty (60) days prior to the effective date of the Assignment or Sublease, Landlord's consent to the Assignment or Sublease, and shall provide Landlord with the following information:

     (1)  The name of the proposed assignee, subtenant or occupant;

     (2) The nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises;

     (3) The terms and provisions of the proposed Assignment or Sublease and a copy of such documents; and

     (4) Such financial information concerning the proposed assignee, subtenant or occupant which Landlord shall have requested following its receipt of Tenant's request for consent.

C. Landlord's Election. At any time within fifteen (15) business days after Landlord's receipt of the notice specified above, Landlord may by written notice to Tenant elect to (1) consent to the proposed Assignment or Sublease, (2) refuse to consent to the proposed Assignment or Sublease, or
     (3) terminate this Lease in full with respect to an Assignment or terminate in part with respect to a Sublease. Any such termination of this Lease shall be conditioned on Landlord successfully entering into a new lease covering the Premises or a portion thereof with the intended assignee or subtenant on such terms as Landlord and such person may agree, or entering into a new lease covering the Premises or a portion thereof with any other person. In such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. Landlord's exercise of its aforesaid option shall not be construed to impose any liability upon Landlord with respect to any real estate brokerage commission(s) or any other proposed subletting or assignment.

D. Landlord's Factors. Landlord and Tenant agree (by way of example and without limitation) that Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to its decision to consent or not consent to an Assignment or Sublease, including but not necessarily limited to the following, all of which Tenant hereby agrees are reasonable factors for Landlord's consideration:

     (1) The financial strength of the proposed assignee or subtenant (which shall be at least equal to that of Tenant as of the date of execution of this Lease), including the adequacy of its working capital to pay all expenses anticipated in connection with any remodeling of the Premises.

     (2) The quality and nature of the business and/or services to be conducted in or from the Premises by the proposed assignee or subtenant and in any other locations which it has.

     (3) Violation of exclusive use rights previously granted by Landlord to other tenants of the Building.

     (4) The quality of the appearance of the Premises resulting from any remodeling or renovation to be conducted by the proposed assignee or subtenant, and the compatibility of such quality with that of other premises in the Building.

     (5) Whether the business in the Premises is, and whether the business to be operated by the proposed assignee or subtenant will be, a "destination business" (i.e., a business which draws patrons to the Building specifically to obtain services from such business).

     (6)  Whether the proposed tenant is a direct competitor of Landlord.

     (7) Whether there then exists any default by Tenant pursuant to this Lease or any non-payment or non-performance by Tenant under this Lease which, with the passage of time and/or the giving of notice, would constitute a default under this Lease.

     Moreover, Landlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease is not impaired or diminished by such Assignment or Sublease. In no event shall there be any substantial change in the use of the Premises in connection with any Assignment or Sublease except as expressly approved in writing by Landlord in advance. Landlord and Tenant acknowledge that the express standards and provisions set forth in this Lease dealing with Assignment and Sublease, including those set forth in Section 16(E) through 16(H) have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building and Project. No withholding of consent by Landlord for any reason deemed sufficient by Landlord shall give rise to any claim by Tenant or any proposed assignee or subtenant or entitle Tenant to terminate this Lease or to any abatement of rent. Approval of any Assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Tenant hereunder by a written instrument satisfactory to Landlord.

E. Granting of Consent. If Landlord consents to the Sublease or Assignment within said thirty (30) day period, Tenant may enter into such Assignment or Sublease of the Premises or portion thereof, but only upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Section 16(B) above.

F. Assignment and Sublease Profit. In connection with any Assignment or Sublease, as a condition to Landlord's consent, seventy-five percent (75%) of any sums or other economic consideration received by Tenant directly or indirectly in connection with any assignment or sublease hereunder (except to the extent of assignment or sublease commissions paid by Tenant to a licensed broker at prevailing rates for comparable space) from assignee or sublessee and leasehold improvement costs whether described as rental or otherwise which exceed, in the aggregate, the total sums which

      Tenant is obligated to pay Landlord hereunder (prorated to reflect obligations allocable to that portion of the Premises assigned or sublet) shall be payable to Landlord as additional rent under this Lease. Within fifteen (15) days after written request therefor by Landlord, Tenant shall at any time and from time to time at Landlord's request certify to Landlord the amount of all such sums or other economic consideration received and all such commissions and improvement costs incurred, or expected to be received or incurred.

G. Tenant Remains Liable. No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Section 16 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent by Landlord or payment to Landlord of any other monetary obligation by a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease. Tenant shall promptly provide to Landlord a copy of the fully executed Sublease or Assignment.

H. Assignee Becomes Liable. Each assignee, sublessee or other transferee, other than Landlord, shall assume, as provided in this Section 16(H), all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Rental and all other monetary obligations hereunder, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee, sublessee, or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Section 16(H) but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

I. Bankruptcy. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such Assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

J. Landlord's Fees. Tenant shall pay Landlord's expenses and attorneys' fees incurred in processing an Assignment or Sublease, but in no event less than Five Hundred Dollars ($500.00) for each such proposed transfer to cover the legal review and processing expenses of Landlord, whether or not Landlord shall grant its consent to such proposed transfers.

K. Certain Rights Personal to Tenant. All options to extend, renew or expand, if any, contained in this Lease are personal to Tenant. Consent by Landlord to any Assignment or Sublease shall not include consent to the assignment or transfer of any such rights with respect to the Premises or any special privileges or extra services granted to Tenant by this Lease, or any addendum or amendment hereto or letter of agreement. All such options, rights, privileges and extra services shall terminate upon the effective date of such Assignment or Sublease unless Landlord specifically grants in writing such options, rights, privileges and extra services to such assignee or subtenant. Similarly, any allowance, abatement or monetary concession provided to Tenant as an inducement to execute this Lease is personal to Tenant and shall be amortized (on a straight line basis) over the term of this Lease. Upon the effective date of any Assignment or Sublease, the then unamortized portion thereof shall be paid by Tenant to Landlord in cash on or before the effective date of such Assignment or Sublease.

L. Sublease Rents. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or part of the Premises, and appoints Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof. Landlord, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right and license to collect such rents.

SECTION 17.  TRANSFER OF LANDLORD'S INTEREST

In the event Landlord shall sell or otherwise convey its title to the Building, then, after the effective date of such sale or conveyance, Landlord shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of sale or conveyance, and Tenant shall seek performance solely from Landlord's purchaser or successor in title. In connection with such sale or transfer, Landlord may assign its interest under this Lease without further notice to or consent by Tenant. In such event, Tenant agrees to be bound to any successor Landlord.

SECTION 18.  DAMAGE AND DESTRUCTION

A. Minor Insured Damage. In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty that is covered by the insurance maintained by Landlord pursuant to Section 14 above, then Landlord shall rebuild, repair and restore the damaged portion thereof, provided that (1) the amount of insurance proceeds available to Landlord equals or exceeds the cost of such rebuilding, restoration and repair, (2) such rebuilding, restoration and repair can be completed within one hundred eighty (180) days after the work commences in the opinion of a registered architect or engineer appointed by Landlord, (3) the damage or destruction has occurred more than twelve (12) months before the expiration of the Term, and (4) such rebuilding, restoration or repair is then permitted, under applicable governmental laws, rules and regulations, to be done in such a manner as to return the damaged portion thereof to substantially its condition immediately prior to the damage or destruction, including, without limitation, substantially the same Rentable Area on each of the damaged floors. To the extent that insurance proceeds must be paid to a mortgagee or beneficiary under, or must be applied to reduce any indebtedness secured by, a mortgage or deed of trust encumbering the Premises, Building or Project, such proceeds, for the purposes of this Section 18(A), shall be deemed not available to Landlord unless such mortgagee or beneficiary permits Landlord to use such proceeds for the rebuilding, restoration and repair of the damaged portion thereof. Notwithstanding the foregoing, Landlord shall have no obligation to repair any damage to, or to replace any of, Tenant's personal property, furnishings, trade fixtures, equipment or other such property or effects of Tenant.

B. Major or Uninsured Damages. In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty to the extent that Landlord is not obligated, under Section 18(a) above, to rebuild, repair or restore the damaged portion thereof, then Landlord shall, within sixty (60) days after such damage or destruction, notify Tenant of its election, at its option, to either (1) rebuild, restore and repair the damaged portions thereof, in which case Landlord's notice shall specify the time period within which Landlord estimates such repairs or restoration can be completed; or (2) terminate this Lease effective as of the date the damage or destruction occurred. If Landlord does not give Tenant written notice within sixty (60) days after the damage or destruction occurs of its election to rebuild or restore and repair the damaged portions thereof, Landlord shall be deemed to have elected to terminate this Lease.

C. Abatement of Rent. There shall be an abatement of rent by reason of damage to or destruction of the Premises or the Building, or any portion thereof, to the extent that Landlord receives insurance proceeds for loss of rental income attributable to the Premises, commencing on the date that the damage to or destruction of the Premises or Building has occurred. Such abatement shall be determined by reference to the area of the Premises rendered untenantable, except that if so much of the Premises shall be untenantable that it is not commercially practicable for Tenant to use any portion thereof, rent shall entirely abate during restoration of the casualty.

D. Waiver. Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any present or future laws or case decisions to the same effect. Upon completion of such repair or restoration, Tenant shall promptly refixture the Premises substantially to the condition they were in prior to the casualty and shall reopen for business if closed by the casualty.

SECTION 19. CONDEMNATION

A. Total or Partial Taking. If all or substantially all of the Premises is condemned or taken in any manner for public or quasi-public use, including but not limited to, a conveyance or assignment in lieu of the condemnation or taking, this Lease shall automatically terminate as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or other taking. If less than all or substantially all of the Premises is so condemned or taken, this Lease shall automatically terminate only as to the portion of the Premises so taken as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or taking. If a portion of the Building not including the Premises is condemned or otherwise taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the date on which actual physical possession is taken by the condemnor or dispossession of Tenant as a result of such condemnation or taking, by written notice to Tenant delivered within sixty (60) days following notice to Landlord of the date on which such physical possession is taken or dispossession will occur.

B. Award. Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or total taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Although all damages in the event of any condemnation are to belong to Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in

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
     removing Tenant's merchandise, furniture and other personal property, fixtures, and equipment, for the interruption of or damage of Tenant's business or for Tenant's relocation expenses.

C. Abatement in Rent. In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises pursuant to this Section 19, the rent and all other charges shall abate in proportion to the portion of the Premises taken by such condemnation or other taking. If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Section 19, all rentals and other charges payable by Tenant to Landlord hereunder and attributable to the Premises taken shall be paid up to the date upon which actual physical possession shall be taken by the condemnor. Landlord shall be entitled to retain all of the Security Deposit until such time as this Lease is terminated as to all of the Premises.

D. Temporary Taking. If all or any portion of the Premises is condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease; provided, however, the rent and all other charges payable by Tenant to Landlord hereunder shall abate during such limited period in proportion to the portion of the Premises that is rendered untenantable and unusable as a result of such condemnation or other taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking. Tenant shall have the right to claim and recover form the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures and equipment or for the interruption of or damage to Tenant's business.

E. Transfer of Landlord's Interest to Condemnor. Landlord may, without any obligation to Tenant, agree to sell and/or convey to the condemnor the Premises, the Building, the Project or any portion thereof, sought by the condemnor, free from this Lease and the rights to Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.

SECTION 20. DEFAULT

A. Tenant's Default. The failure by Tenant to perform any one or more of the following obligations shall constitute a default hereunder by Tenant:

     (1)  If Tenant abandons all or a substantial portion of the Premises;

     (2) If Tenant fails to pay any rent or other charges required to be paid by Tenant under this Lease and such failure continues for five (5) days after such payment is due and payable; provided, however, that the obligation of Tenant to pay a late charge or interest pursuant to this Lease below shall commence as of the due date of the rent or such other monetary obligation and not on the expiration of such five (5) day grace period;

     (3) If Tenant involuntarily transfers Tenant's interest in this Lease or voluntarily transfers (attempted or actual) its interest in this Lease, without Landlord's prior written consent;

     (4) If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the Federal Bankruptcy Laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent


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
          jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of the Premises or any of Tenant's personal property located at the Premises and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days;

     (5) If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or any of Tenant's personal property located at the Premises (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's personal property;

     (6) If Tenant shall make any general assignment for the benefit of creditors or convene a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or any class thereof;

     (7) If Tenant fails to discharge any lien placed upon the Premises, the Building or the Project by Tenant or any person claiming under, by or through Tenant within ten (10) days of the imposition of such lien;

     (8) If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease (other than subparagraphs (1) through (7) above) and such failure continues for ten (10) days after written notice thereof from Landlord to Tenant, or if such failure cannot be completely cured within such ten (10) day period, then if Tenant fails to commence such cure within such ten
          (10) day period and thereafter proceed to completely cure such failure within thirty (30) days after such written notice; or

     (9) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs (1) through (8) above.

B. Remedies. Any notice given by Landlord pursuant to Section 20(A) above may be the notice required or permitted pursuant to Section 1161 et seq. of the California Code of Civil Procedure or successor statutes, and the provisions of this Lease shall not require the giving of a notice in addition to such statutory notice to terminate this Lease and Tenant's right to possession of the Premises. The periods specified in Section 20(A) within which Tenant is permitted to cure any default following notice from Landlord shall run concurrently with any cure period provided by applicable laws. Upon the occurrence of a default by Tenant that is not cured by Tenant within any applicable grace period specified above, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity, which shall be cumulative and non-exclusive:

     (1) Without further notice or demand of any kind to Tenant or any other person, the right to declare this Lease and the term of this Lease terminated; re-enter the Premises and the improvements located thereon, with or without process of law; to eject all parties in possession thereof therefrom; repossess and enjoy the Premises together with all said improvements; and to recover from Tenant all of the following:

          (a) The worth at the time of award of the unpaid rent which had been earned at the time of termination; plus

          (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; plus.

     (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any attorneys' fees, broker's commissions or finder's fees (not only in connection with the reletting of the Premises, but also that portion of any leasing commission paid by Landlord in connection with this Lease which is applicable to that portion of the Term which is unexpired as of the date on which this Lease is terminated); the then unamortized cost of any tenant improvements constructed for or on behalf of Tenant by or at the expense of Landlord or of any moving allowance or other concession made available to Tenant and/or paid by Landlord pursuant to this Lease; any costs for repairs, clean-up, refurbishing, removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, and anything else that Tenant is required (under this Lease) to remove but does not remove; any costs for alterations, additions and renovations; and any other costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in regaining possession of and reletting (or attempting to relet) the Premises.

(2) The right to continue this Lease in effect and to enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent and any other additional monetary charges as they become due, for as long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises, the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease or Landlord's withholding of consent to an Assignment or Subletting pursuant to the terms and conditions of Section 16 above shall not constitute a termination of Tenant's right to possession.

(3) The foregoing provisions of clause (2) shall apply even though Tenant has breached the Lease and abandoned the Premises, in which case Landlord shall have the right to re-enter the Premises with or without process of law to eject therefrom all parties in possession thereof, and, without terminating this Lease, at any time and from time to time, but without obligation to do so, to relet the Premises and the improvements located therein or any part or parts of any thereof for the account of Tenant, or otherwise, on such conditions as Landlord in its discretion may deem proper, with the right to make alterations and repairs to the Premises in connection therewith, and to receive and collect the rents therefor, and apply the same (a) first to the payment of such costs and expenses as Landlord may have paid, assumed or incurred: (I) in recovering possession of the Premises and said improvements, including attorney's fees, and costs; (II) on expenses for placing the Premises and said improvements in good order and condition, for decorating and preparing the Premises for reletting; (III) for making any alterations, repairs, changes or additions to the Premises that may be necessary or convenient; and (IV) for all other costs and expenses, including leasing and subleasing commissions, and charges paid, assumed or incurred by Landlord in or upon reletting the Premises and said improvements, or in fulfillment of the covenants of Tenant under this Lease; (b) then to the payment of

          Monthly Rental and other monetary obligations due and unpaid hereunder; and (c) any balance shall be held by Landlord and applied in payment of future amounts as the same may become due and payable hereunder. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. Landlord may execute any lease or sublease made pursuant to the terms of this clause (3) either in its own name or in the name of Tenant as its agent, as Landlord may see fit. The tenant(s) or subtenant(s) thereunder shall be under no obligation whatsoever with regard to the application by Landlord of any rent collected by Landlord from such tenant or subtenant to any and all sums due and owing or which may become due and owing under the provisions of this Lease, nor shall Tenant have any right or authority whatever to collect any rent whatever from such tenant(s) or subtenant(s). If Tenant has been credited with any rent received by such reletting and such rent shall not be promptly paid to Landlord by the tenant(s) or subtenant(s), or if such rentals received from reletting during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting. For all purposes set forth in this clause (3), Landlord is hereby irrevocably appointed as agent for Tenant. No taking of possession of the Premises by Landlord shall be construed as Landlord's acceptance of a surrender of the Premises by Tenant or an election on Landlord's part to terminate this Lease unless written notice of such intention is given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Election by Landlord to proceed pursuant to this clause (3) shall be made upon written notice to Tenant and shall be deemed an election of the remedy described in California Civil Code Section 1951.4 (providing that a lessor of real property may continue a lease in effect after a lessee's breach or abandonment and recover rent as it becomes due, if the lessee has the right to sublet or assign, subject only to reasonable limitations). If Landlord elects to pursue such remedy, unless Landlord relets the Premises, Tenant shall have the right to sublet the Premises and to assign its interest in this Lease, subject to all of the standards and conditions set forth in Section 16. Landlord may elect to terminate the prosecution of such remedy at any time by written notice to Tenant, and the right of Tenant to sublet or assign shall terminate upon receipt by Tenant of such notice.

     (4) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to this subsection.

C. Relief From Forfeiture. Tenant hereby waives all rights under California Code of Civil Procedure Section 1179 and California Civil Code Section 3275 providing for relief from forfeiture, and any other right now or hereafter existing to redeem the Premises or reinstate this Lease after termination pursuant to this Section 20 or by order or judgment of any court or by any legal process.

SECTION 21. LATE PAYMENTS/INTEREST AND LATE CHARGES

A.   [Intentionally Omitted].

B. Interest. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the rate of one percent (1%) per month or, if less, the maximum rate permitted by law from the date such payment is due until paid, except that amounts spent by Landlord on behalf of Tenant shall bear interest at such rate from the date of disbursement by Landlord which Tenant agrees is to compensate Landlord for Tenant's use of Landlord's money after it is due. Payment of such interest shall not excuse or cure any default by Tenant pursuant to this Lease. Such rate shall remain in effect after the occurrence of any breach or default hereunder by Tenant to and until payment of the entire amount due.

     C. Late Charges. TENANT HEREBY ACKNOWLEDGES THAT IN ADDITION TO LOST INTEREST, THE LATE PAYMENT BY TENANT TO LANDLORD OR RENT OR ANY OTHER SUMS DUE HEREUNDER WILL CAUSE LANDLORD TO INCUR OTHER COSTS NOT CONTEMPLATED IN THIS LEASE, THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN. SUCH OTHER COSTS INCLUDE, BUT ARE NOT LIMITED TO, PROCESSING, ADMINISTRATIVE AND ACCOUNTING COSTS, AND LATE CHARGES WHICH MAY BE IMPOSED UPON LANDLORD BY THE TERMS OF ANY ENCUMBRANCE COVERING THE PREMISES. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OR ANY ADDITIONAL RENT OR OTHER SUM DUE FROM TENANT SHALL NOT BE RECEIVED BY LANDLORD WHEN SUCH AMOUNT SHALL BE DUE (WITHOUT REGARD TO ANY GRACE PERIOD GRANTED IN THIS LEASE), TENANT SHALL PAY TO LANDLORD AS ADDITIONAL RENT HEREUNDER A LATE CHARGE EQUAL TO THE LESSER OF FIVE PERCENT (5%) OF SUCH OVERDUE AMOUNT OR $1,500.00. THE PARTIES HEREBY AGREE THAT (i) SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS LANDLORD WILL INCUR IN PROCESSING SUCH DELINQUENT PAYMENT BY TENANT, (ii) SUCH LATE CHARGE SHALL BE PAID TO LANDLORD AS LIQUIDATED DAMAGES FOR EACH DELINQUENT PAYMENT, AND (iii) THE PAYMENT OF THE LATE CHARGE IS TO COMPENSATE LANDLORD FOR THE ADDITIONAL ADMINISTRATIVE EXPENSE INCURRED BY LANDLORD IN HANDLING AND PROCESSING DELINQUENT PAYMENTS.

          [SIGNATURE ILLEGIBLE]              [ILLEGIBLE]
          -------------------------          -----------------
          Landlord's Initials                Tenant's Initials


     D. No Waiver. Neither assessment nor acceptance of partial payments, interest or late charges by Landlord shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies under this Lease. Nothing contained in this Section shall be deemed to condone, authorize, sanction or grant to Tenant an option for the late payment of rent, additional rent or other sums due hereunder, and Tenant shall be deemed in default with regard to any such payments should the same not be made by the date on which they are due.

SECTION 22. [INTENTIONALLY OMITTED].

SECTION 23. HOLDING OVER

Any holding over by Tenant in the possession of the Premises, or any portion thereof, after the expiration or earlier termination of the Term, with the prior written consent of Landlord, shall be construed to be a tenancy from month to month at one hundred fifty percent (150%) of the Monthly Rental herein specified for the last month in the Term (prorated on a monthly basis) unless Landlord shall specify a lesser amount for rent in its sole discretion, and shall otherwise be on the terms and conditions herein specified as far as applicable. Any holding over without Landlord's consent shall constitute a default by Tenant and shall entitle Landlord to pursue all remedies provided in this Lease and Tenant shall be liable for any and all direct or consequential damages or losses of Landlord resulting from Tenant's holding over without Landlord's consent.

SECTION 24.  ATTORNEYS' FEES

Tenant shall pay to Landlord all amounts for costs and expenses, including, but not limited to, reasonable attorneys' fees and amounts paid to any collection agency, incurred by Landlord in connection with any breach or default by Tenant under this Lease or incurred in order to enforce or interpret the terms or provisions of this Lease. Tenant shall also pay to Landlord all such amounts, including attorneys' fees, incurred by Landlord in responding to any request by Tenant (a) to amend or modify this Lease or (b) to prepare any statement or document in connection with this Lease, including without limitation estoppel certificates or subordination agreements or the like. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either Landlord or Tenant for the enforcement or interpretation of any of its rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein. In the event Landlord is made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorneys' fees incurred by or imposed upon Landlord in connection with such litigation; provided, however, if Landlord is ultimately held to be liable, then Landlord shall reimburse Tenant for the cost of any attorneys' fees paid by Tenant on behalf of Landlord.

SECTION 25.  MORTGAGE PROTECTION/SUBORDINATION

A. Subordination. The rights of Tenant under this Lease are and shall be, at the option of Landlord, either subordinate or superior to any mortgage or deed of trust (including a consolidated mortgage or deed of trust) constituting a lien on the Premises, Building or Project, or Landlord's interest therein or any part thereof, whether such mortgage or deed of trust has heretofore been, or may hereafter be, placed upon the Premises by Landlord, and to any ground or master lease if Landlord's title to the Premises or any part thereof is or shall become a leasehold interest. To further assure the foregoing subordination or superiority, Tenant shall, upon Landlord's request, together with the request of any mortgagee under a mortgage or beneficiary under a deed of trust or ground or master lessor, execute any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or materially increase Tenant's obligations under this Lease) or instruments intended to subordinate this Lease, or at the option of Landlord, to make it superior to any mortgage, deed of trust, or ground or master lease. Notwithstanding any such subordination, Tenant's right to occupy the Premises pursuant to this Lease shall remain in effect for the full Term as long as Tenant is not in default hereunder.

B. Attornment. Notwithstanding Section 25(A) above, Tenant agrees (1) to attorn to any mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises and to any party acquiring title to the Premises by judicial foreclosure, trustee's sale, or deed in lieu of foreclosure, and to any ground or master lessor, as the successor to Landlord hereunder, (2) to execute any attornment agreement reasonably requested by a mortgagee, beneficiary, ground or master lessor, or party so acquiring title to the Premises, and (3) that this Lease, subject to the rights under any outstanding non-disturbance agreement, at the option of such mortgagee, beneficiary, or ground or master lessor, or other party, shall remain in force notwithstanding any such judicial foreclosure, trustee's sale, deed in lieu of foreclosure, or merger of titles. Notwithstanding the foregoing, neither a mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises, any party acquiring title to the Premises by judicial foreclosure, trustee sale, or deed in lieu of foreclosure, or any ground lessor or master lessor, as the successor to Landlord hereunder, shall be liable or responsible for any breach of a covenant contained in this Lease that occurred before such party acquired its interest in the Premises or for any continuing breach thereof until after the successor Landlord has received the notice and right to cure as provided herein, and no such party shall be liable or responsible for any security deposits held by Landlord hereunder which have not been transferred or actually received by such party, and such party shall not be bound by any payment of rent or additional rent for more than two (2) months in advance.

C. Amendment. If any lending institution with which Landlord has negotiated or may negotiate for financing for the Building or Project requires any changes to this Lease, Tenant shall promptly execute and deliver an amendment to this Lease prepared by Landlord and embodying such changes, so long as such changes do not materially and adversely affect Tenant's rights or materially increase Tenant's obligations hereunder. In the event that Tenant shall fail to execute and deliver such amendment within twenty (20) days after receipt thereof by Tenant, such failure shall constitute a default hereunder by Tenant and shall entitle Landlord to all remedies available to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those remedies set forth in Section 20.

SECTION 26. ESTOPPEL CERTIFICATE/FINANCIAL STATEMENTS

A. Estoppel Certificate. Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, agrees to execute and deliver to Landlord a statement in the form provided by Landlord (1) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any;
     (2) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed evidencing the status of this Lease; (3) acknowledging the amount of the Security Deposit held by Landlord; and (4) containing such other information regarding this Lease or Tenant as Landlord reasonably requests. Tenant's failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant that (i) this Lease is in full force and effect without modification except as may be represented by Landlord,
     (ii) to Tenant's knowledge there are no uncured defaults in Landlord's performance, (iii) no rent has been paid in advance except as set forth in this Lease, and (iv) such other information regarding this Lease and Tenant set forth therein by Landlord is true and complete.

B. Furnishing of Financial Statements. Landlord has reviewed the financial statements, if any, requested of Tenant and has relied upon the truth and accuracy thereof with Tenant's knowledge and representations of the truth and accuracy of such statements and that said statements accurately and fairly depict the financial condition of Tenant. Said financial statements are an inducing factor and consideration for the entering into of this Lease by Landlord with this particular Tenant. At each of the times provided below, Tenant shall furnish Landlord with Tenant's most recent audited financial statements, including a balance sheet and income statement, or a document in which Tenant states that its books are not independently audited accompanied by Tenant's most recent unaudited financial statements, including a balance sheet and income statement, signed by Tenant's chief financial officer. Such information shall be provided at Landlord's request by Tenant on each and all of the following dates (or if Landlord's request is not made at least ten (10) days before such date, within ten (10) days of Landlord's request): July 1, 2000; January 1, 2001; July 1, 2001; July 1, 2002; and July 1, 2003.

SECTION 27. PARKING

A. Landlord's Obligations. Landlord agrees to maintain or cause to be maintained an automobile parking area and to maintain and operate, or cause to be maintained and operated, said automobile parking area during the Term of this Lease for the benefit and non-exclusive use by Tenant and the customers, service suppliers, other invitees and employees of Tenant. Whenever the words "automobile parking area" or "parking area" are used in this Lease, it is intended that the same shall include, whether in a surface parking area or a parking structure, the automobile parking stalls, driveways, loading docks, truck areas, service drives, entrances and exits and sidewalks, landscaped areas, pedestrian passageways in conjunction therewith and other areas designated for parking. Landlord shall keep said automobile parking are in a neat, clean and orderly condition, lighted and landscaped, and shall repair any damage to the facilities thereof. Nothing contained herein shall be deemed to impose liability upon Landlord for personal injury or theft, for damage to any motor vehicle, or for loss of property from within any motor vehicle, which is suffered by Tenant or any of its employees, customers, service suppliers or other invitees in connection with their use of said automobile parking area. Landlord shall also have the right to establish such reasonable rules and regulations as may be deemed desirable, at Landlord's sole discretion, for the proper and efficient operation and maintenance of said automobile parking area. Such rules and regulations may include, without limitation, (i) restrictions on the hours during which the automobile parking area shall be open for use and (ii) the establishment on a non-discriminatory basis of charges for parking therein (on either a reserved or unreserved basis, at Landlord's sole discretion) by tenants of the Building as well as by their employees, customers and service suppliers.

B. Tenant's Rights and Obligations. Tenant shall be entitled to use the number of vehicle parking spaces allocated to Tenant in Section 1(P) without paying any additional rent therefor. Tenant and its employees shall park their vehicles only in those portions of the Common Areas or other locations designated and provided for that purpose by Landlord. Tenant's parking shall not be reserved and shall be limited to vehicles no longer than standard size automobiles or pickup or sport utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets except in accordance with the Rules. Vehicles shall be parked only in striped parking spaces and not in driveways or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. Tenant shall not use or permit the use of loading areas, any spaces which have been specifically assigned by Landlord to employees of Landlord or other tenants or for such other uses as visitor parking or which have been designated by governmental entities as being restricted to certain uses. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. The parking area shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant shall furnish Landlord with its and its employees' license plate numbers within fifteen (15) days after taking possession of the Premises, and Tenant shall thereafter notify Landlord of any changes within five (5) days after such change occurs. If Tenant or its employees fail to park their cars in designated parking areas, then Landlord may charge Tenant Fifteen Dollars ($15.00) per day for each day or partial day that any such car is parked in any area other than those designated. Overnight and weekend parking shall not be permitted unless Tenant has provided Landlord with advance written notice thereof. If Tenant permits or allows any of the prohibited activities described herein, Landlord shall have the right, without notice, in addition to any other rights it may have, to remove or tow away the vehicle. If Landlord shall tow any vehicles of Tenant or its employees, suppliers, shippers, customers, or invitees, Tenant shall pay to Landlord the costs and expenses incurred by Landlord in connection therewith, within ten (10) days after Landlord sends Tenant an invoice therefor.

C. Control of Parking Area. Landlord shall at all times during the Term hereof have the sole and exclusive control of the automobile parking area, and may at any time during the Term hereof exclude and restrain any person from use or occupancy thereof; excepting, however, Tenant and employees, customers, service suppliers and other invitees of Tenant and of other tenants in the Building who make use of said area in accordance with any rules and regulations established by

     Landlord from time to time with respect thereto. The rights of Tenant and its employees, customers, service suppliers and invitees referred to in this Section 27 shall at all times be subject to (i) the rights of Landlord and other tenants in the Building and their customers, employees, licensees, invitees, successors and assigns to use the same in common with Tenant and its employees, customers, service suppliers and invitees, (ii) the availability of parking spaces in said automobile parking area, and
     (iii) Landlord's right to assign reserved parking spaces and to change the location of any assigned reserved parking spaces in such instances as shall be determined at Landlord's sole discretion. Notwithstanding Landlord's exclusive control and obligations to provide a parking area, Landlord is not responsible or liable for any damage to any automobiles or persons in the parking area.

SECTION 28. SIGNS; NAME OF BUILDING

A. Signs. Landlord shall enter Tenant's name in the Building directory located in the main lobby of the Building and in the elevator lobby of the floor on which the Premises is located. Tenant shall not have the right to place, construct, or maintain on or about the Premises, Building or Project, or in any interior portions of the Premises that may be visible from the exterior of the Building or Common Areas, any signs, names, insignia, trademark, advertising placard, descriptive material or any other similar item ("Sign") without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion; provided, however, any Signs are further subject to approval of any applicable governmental authority and/or compliance with applicable governmental requirements and covenants, conditions and restrictions applicable to the Building or the Project. In the event Landlord consents to Tenant placing a Sign on or about the Premises, Building or Project, any such Sign shall be subject to Landlord's approval of the color, size, style and location of such Sign, and shall conform to any current or future Sign criteria established by Landlord for the Building or Project. If Landlord enacts a Sign criteria or revises an existing Sign criteria, after Tenant has erected a Sign to which Landlord has granted its consent, if Landlord so elects, Tenant agrees, at Landlord's expense, subject to Landlord's prior approval of the cost thereof, to make the necessary changes to its Sign in order to conform the Sign to Landlord's Sign criteria, as enacted or revised, provided that such changes shall be limited to the color, size, style and location of Tenant's Sign and that Tenant shall not be required to change the content of its Sign. In the event Landlord consents to Tenant's placement of a Sign on the Building, Tenant shall, at its sole cost, remove such Sign from the Building at the end of the Term, restore the Building to the same condition as before the installation of the Sign, ordinary wear and tear excepted and remove any discoloration of the Building caused by the presence of such sign.

B. Building Identification. Landlord reserves the right at any time it deems necessary or appropriate to (1) place Signs at any location on the Building and Project as it deems necessary and (2) change the name, address or designation of the Building and Project.

SECTION 29. QUIET ENJOYMENT

Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgage and/or deed of trust to which this Lease is subordinate.

SECTION 30. ADDITIONAL FACILITIES AVAILABLE TO TENANT

A. Conference Rooms. Tenant shall have the right to reserve the use of (1) the Bay Conference Room located on the second floor of the Building without paying any additional rent therefor, (2) the Pacific Conference Room located on the second floor of the Building free of charge once each calendar quarter and at other times at a fee of $100.00 per day or partial day (plus a set-up fee based on Landlord's standard hourly rates to be determined from time to time) and (3) any other conference room located on the second floor of the Building at Landlord's standard hourly rates to be determined from time to time. Tenant shall pay Landlord for any audio/visual, video conferencing or other equipment available in any such conference room a fee to be determined by Landlord from time to time; provided however, Tenant acknowledges that Landlord does not guarantee that any such equipment will be available or in working order at any time. Landlord shall notify Tenant of any discretionary fees described above at such time as Tenant requests use of any such conference room or equipment. Such use of the conference rooms on the second floor of the Building shall be on a non-exclusive basis during normal business hours (as designated by Landlord from time to time) and shall in all other respects be subject to the same obligations set forth in this Lease regarding Tenant's use of the Common Areas. If Tenant desires to reserve a conference room, Tenant shall notify Landlord on Landlord's standard reservation form or in another manner acceptable to Landlord at least ten (10) business days before the desired date of use. Landlord shall notify Tenant within five (5) business days after receipt of Tenant's request whether the requested conference room is available for Tenant's use in accordance with the rules of Landlord from time to time in effect, which may include rules to ensure that Tenant's use of conference facilities is not disproportionate to the Rental Area of the Premises. If not, Tenant may request the use of another conference room, however, Tenant agrees that Landlord shall have no obligation to respond to such request within less than five (5) business days after receipt of Tenant's request. Tenant hereby waives any claims it may have against Landlord due to the unavailability of a conference room at any time, regardless whether Landlord has notified Tenant that a particular conference room is available for Tenant's use, except for claims due to Landlord's willful misconduct. Landlord shall not be required to make conference facilities available to Tenant if Landlord elects, in its discretion, to cease to maintain and operate shared conference facilities in the Building.

B. Fitness Center. Tenant shall be entitled to use the number of Fitness Center Memberships allocated to Tenant in Section 1(Q) without paying any additional rent therefor. Such use of the Fitness Center at the Building shall be on a non-exclusive basis during the standard hours of operation of the Fitness Center (as designated by Landlord from time to time) and shall in all other respects be subject to the same obligations set forth in this Lease regarding Tenant's use of the Common Areas. Tenant shall have the right to purchase additional Fitness Center Memberships at $50 per Membership per month. Such amounts shall be payable to Landlord as additional rent and shall be subject to increase on written notice from Landlord. Memberships may only be used by employees of Tenant and not spouses or friends of Tenant's employees or customers, consultants, vendors or agents of Tenant. Tenant shall assign Memberships to specific employees and shall arrange for the security badges of such employees to allow them access to the Fitness Center. Tenant shall notify Landlord of the names of such employees at such time or times as Tenant allocates Memberships to its employees. Tenant shall ensure that the assigned employees do not allow other individuals to use the assigned Memberships. Memberships shall be granted by Landlord only to Tenant; Landlord shall not have any obligation to grant Memberships directly to employees of Tenant. Prior to using the Fitness Center for the first time, each employee of Tenant shall sign a written waiver on Landlord's standard form releasing Landlord from all liability for personal injury or theft or for loss of property from within the Fitness Center. Nothing contained herein shall be deemed to impose, and Tenant hereby waives on behalf of itself and all users of the Fitness Center Memberships (authorized or unauthorized, paid or unpaid), liability against

     Landlord for personal injury or theft or for loss of property from within the Fitness Center, which is suffered by Tenant or any of its employees or other parties. Tenant further agrees to indemnify, defend and hold Landlord and its officers, directors, partners, agents and employees (collectively, "Indemnitees") entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person or for damages to any property or for violation of law arising out of or in any manner connected with the use, occupancy or enjoyment of the Fitness Center by Tenant or and users of the Fitness Center Memberships (authorized or unauthorized, paid or unpaid). Landlord shall not be required to make the Fitness Center available as provided above if Landlord elects, in its discretion, to discontinue operation of the Fitness Center.

C. Fees. All amounts payable to Landlord pursuant to this Section 30 shall be deemed additional rent. All fees described herein shall be payable by Tenant regardless whether Tenant or its employees use the conference room(s) that have been reserved or the paid Fitness Center Memberships, as applicable.

SECTION 31. NOTICES

Any notice, demand, approval, consent, bill, statement or other communication ("Notice") required or desired to be given under this Lease shall be in writing, shall be directed to Tenant at Tenant's Address for Notice or to Landlord at Landlord's Address for Notice and shall be personally served or given by pre-paid certified U.S. Mail or "overnight" delivery service. In the case of personal delivery, any Notice shall be deemed to have been given when delivered; in the case of service by certified mail, any Notice shall be deemed delivered of the date of receipt, refusal or non-delivery indicated on the return receipt; and in the case of overnight delivery service, any Notice shall be deemed given when delivered as evidenced by a receipt. If more than one Tenant is named under this Lease, service of any Notice upon any one of said Tenants shall be deemed as service upon all of such Tenants. The parties hereto and their respective heirs, successors, legal representatives, and assigns may from time to time change their respective addresses for Notice by giving at least fifteen (15) days' written notice to the other party, delivered in compliance with this Section.

SECTION 32. NOTICE AND CURE TO LANDLORD AND MORTGAGEE

On any act or omission by Landlord which might give, or which Tenant claims or intends to claim gives, Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises, or otherwise, Tenant shall not sue for damages or attempt to terminate this Lease until it has given written notice of the act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises as identified by Landlord, and a reasonable period of time for remedying the act or omission has elapsed following the giving of the notice, during which time Landlord and the lienholder(s), or either of them, their agents or employees, may enter upon the Premises and do therein whatever is necessary to remedy the act or omission. During the period after the giving of notice and during the remedying of the act or omission, the Monthly Rental payable by Tenant shall not be abated and apportioned except to the extent that the Premises are untenantable.

SECTION 33. GENERAL

A. Paragraph Headings. The paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

B. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of Landlord and Tenant with respect to any matter mentioned, or dealt with, herein. No prior agreement or understanding pertaining to any such matters shall be binding upon Landlord. Any amendments to or modifications of this Lease shall be in writing, signed by the parties hereto, and neither Landlord nor Tenant shall be liable for any oral or implied agreements. LANDLORD HAS NOT MADE, AND TENANT MAY NOT RELY ON, ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH REGARD TO THE PROJECT, THE BUILDING, THE PREMISES OR OTHERWISE OR THE SUITABILITY THEREOF FOR TENANT'S BUSINESS, EXCEPT AS EXPRESSLY STATED IN THIS LEASE. IN PARTICULAR, LANDLORD HAS NOT AUTHORIZED ANY AGENT OR BROKER TO MAKE A REPRESENTATION OR WARRANTY INCONSISTENT WITH THE TERMS OF THIS LEASE AND TENANT MAY NOT RELY ON ANY SUCH INCONSISTENT REPRESENTATION OR WARRANTY.

C. Waiver. Any waiver by Landlord of any breach of any term, covenant, or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or of any other term, covenant, or condition contained in this Lease. Landlord's consent to, or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent act by Tenant. The acceptance of rent or other sums payable hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than failure of Tenant to pay the particular rent or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent, or sum equivalent to rent.

D. Short Form or Memorandum of Lease. Tenant agrees, at the request of Landlord, to execute, deliver, and acknowledge a short form or memorandum of this Lease satisfactory to counsel for Landlord, and Landlord may, in its sole discretion, record such short form or memorandum in the county where the Premises are located. Tenant shall not record this Lease, or a short form or memorandum of this Lease, without Landlord's prior written consent.

E. Time of Essence. Time is of the essence in the performance of each provision of this Lease.

F. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

G. Severability. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

H. Surrender of Lease Not Merger. Neither the voluntary or other surrender of this Lease by Tenant nor the mutual cancellation thereof shall cause a merger of the titles of Landlord and Tenant, but such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any such subleases. The delivery of keys to the Premises to Landlord or its agent shall not, of itself, constitute a surrender and termination of this Lease.

I. Authority. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants (1) the he or she is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with a duly adopted resolution of the Board of Directors of Tenant in accordance with the By-laws of Tenant and (2) that this Lease is binding upon and enforceable by Landlord against Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, concurrently with delivery of an executed Lease to Landlord, deliver to Landlord a certified copy of a resolution of its Board of Directors authorizing or ratifying the execution of this Lease. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of Tenant warrants that this Lease is binding on Tenant and that each and both of the persons signing on behalf of Tenant were authorized to do so.

J. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the local laws of the State in which the Building is located.

K. Force Majeure. If the performance by Landlord of any provision of this Lease is delayed or prevented by any act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord, then the period for Landlord's performance of the provision shall be automatically extended for the same time Landlord is so delayed or hindered.

L. Use of Language. Words of gender used in this Lease include any other gender, and words in the singular include the plural, unless the context otherwise requires.

M. Successors. The terms, conditions and covenants contained in the Lease inure to the benefit of and are binding on, the parties hereto and their respective successors in interest, assigns and legal representatives, except as otherwise herein expressly provided. All rights, privileges, immunities and duties of Landlord under this Lease, including without limitation, notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

N. No Reduction of Rental. Except as otherwise expressly and unequivocally provided in this Lease, Tenant shall not for any reason withhold or reduce the amounts payable by Tenant under this Lease, it being understood that the obligations of Landlord hereunder are independent of Tenant's obligations. If Landlord is required by governmental authority to reduce energy consumption or impose a parking or similar charge with respect to the Premises, Building or Project, to restrict the hours of operation of, limit access to, or reduce parking spaces available at the Building, or take other limiting actions, then Tenant is not entitled to abatement or reduction of rent or to terminate this Lease.

O. No Partnership. Notwithstanding anything else to the contrary, Landlord is not, and under no circumstances shall be considered to be, a partner of Tenant, or engaged in a joint venture with Tenant.

P. Exhibits. All exhibits attached hereto are made a part hereof and are incorporated herein by this reference. A complete list of said exhibits is set forth in the Table of Contents.

Q. Indemnities. The obligations of the indemnifying party under each and every indemnification and hold harmless provision contained in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to occur of (1) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provision or (2) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon.

     and in defense of such action or claim, including reasonable attorneys' fees incurred. Payment shall not be a condition precedent to recovery upon any indemnification provision contained herein.

R. Nondisclosure of Lease Terms. Landlord and Tenant agree that the terms of this Lease are confidential and constitute proprietary information of the parties hereto. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants of the Building. Each of the parties hereto agrees that such party, and its respective partners, officers, directors, employees, agents, brokers and attorneys, shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party hereto except pursuant to an order of a court of competent jurisdiction. Provided, however, that Landlord may disclose the terms hereof to any prospective purchaser of the Building or any lender now or hereafter having a lien on Landlord's interest in the Building or the Project, or any portion thereof, and either party may disclose the terms thereof to its respective independent accountants who review its respective financial statements or prepare its respective tax returns, to any prospective transferee of all or any portions of their respective interests hereunder (including a prospective sublessee or assignee of Tenant), to its respective real estate brokers, to any lender or prospective lender to such party, to any governmental entity, agency or person to whom disclosure is required by applicable law, regulation or duty of diligent inquiry and in connection with any action brought to enforce the terms of this Lease, on account of the breach hereof or to seek a judicial determination of the rights and obligations of the parties hereunder.

S. No Light, Air or View Easement. Any diminution or shutting of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

T. Brokers. Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except the Brokers identified in Section 1(M). Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

U. Counterparts. This Lease may be executed in several duplicate counterparts, each of which shall be deemed an original of this Lease for all purposes.

IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions, any typed addenda appended hereto and all Exhibits appended hereto, on the dates indicated below, the later of which shall be deemed the date of execution of this Lease.

"TENANT"                                "LANDLORD"

COLOMOTION, INC.,                       HITACHI AMERICA, LTD.,
a California corporation                a New York corporation

By:                                     By: /s/ TOMOHARU SHIMAYAMA
   ---------------------------             ---------------------------
Name:                                   Name: TOMOHARU SHIMAYAMA
     -------------------------               -------------------------
Title:                                  Title: President
      ------------------------                ------------------------
                                        Dated: May 18, 1999
                                              -------
By: /s/ RICHARD J. PALOMBA
   ---------------------------
Name: RICHARD J. PALOMBA
     -------------------------
Title: VP Real Estate
      ------------------------
Dated: May 17, 1999
      -------

                                  [FLOOR PLAN]

                                  [FLOOR PLAN]





                                   Exhibit A

                                   EXHIBIT B

                          CONSTRUCTION OF THE PREMISES

ARTICLE 1
PLANS AND SPECIFICATIONS

SECTION 1.1 TENANT'S WORK. Any and all work required for Tenant's occupancy of the Premises ("Tenant's Work"), including but not limited to construction and restoration of private offices, the procurement and installation of furniture, fixtures, equipment, artwork and interior signage shall be performed by Tenant or its subcontractors strictly in accordance with the Approved Design Drawings (defined above). Tenant's Work shall be at Tenant's sole cost and expense and shall comply in all respects with all applicable laws, statutes, ordinances, building codes and regulations.

SECTION 1.2 TENANT'S PLANS. Tenant shall prepare and submit to Landlord plans and specifications prepared at Tenant's expense and stamped as required by an architect, registered licensed professional and/or engineer licensed in California. Such plans and specifications shall be submitted in two (2) phases as provided below. The Premises shall be delivered to Tenant subject to all existing field conditions, and Tenant shall, in connection with the preparation of such plans and specifications, cause its architect to inspect the Premises to determine its existing conditions. If Tenant elects to use an architect other than the architect recommended by Landlord, then Tenant shall pay to Landlord, as additional rent, an architectural services fee equal to ten percent (10%) of the fees paid by Tenant to its architect in connection with Tenant's Work. For purposes hereof, Landlord recommends that Tenant engage RMW Architects for any architectural services performed on behalf of Tenant in connection with Tenant's Work.

SECTION 1.3 PRELIMINARY DESIGN DRAWINGS. Upon execution of the Lease, Tenant shall submit to Landlord one (1) reproducible and three (3) prints of preliminary drawings showing the intended design character and finishing of the Premises (the "Preliminary Design Drawings").

SECTION 1.4 CONSTRUCTION DRAWINGS AND SPECIFICATIONS. Within ten (10) days after receipt of accepted Preliminary Design Drawings, Tenant shall submit to Landlord for review and acceptance one (1) reproducible and four (4) prints of the construction drawings and specifications for Tenant's Work (the "Construction Drawings and Specifications"). On or before this day, Tenant shall submit to appropriate governmental agencies applications for all permits and approvals required in connection with Tenant's Work.

SECTION 1.5 PLAN ACCEPTANCE AND PROCEDURES.

a. The Preliminary Design Drawings and Construction Drawings and Specifications shall be subject to Landlord's review and written acceptance, which Landlord may give or withhold in its sole discretion. Landlord shall review any such drawings and shall, by giving notice to Tenant, either accept or reject the same within fifteen (15) days of receipt from Tenant, specifying the reasons for any rejection. Within ten
      (10) days after rejection by Landlord of any Preliminary Design Drawings or Construction Drawings and Specifications, Tenant shall revise the same in accordance with Landlord's objections thereto and resubmit the same to Landlord for review and written acceptance, as provided above. The Preliminary Design Drawings and the Construction Drawings and Specifications as accepted by Landlord are referred to herein as the "Approved Design Drawings."

b. In the event Tenant shall submit to Landlord for review and acceptance any subsequent changes, modifications or alterations to the Approved Design Drawings accepted a herein provided, Landlord shall have the right to be reimbursed by Tenant for any additional charges, expenses or costs related to such changes, modifications or alterations. No such changes, modifications or alterations to the Approved Design Drawings shall be made without the written acceptance of Landlord, which Landlord may give or withhold in its sole discretion.

c. Tenant hereby releases Landlord from any and all claims whatsoever for damages for any scheduling disruption or for any other event which causes a delay in the date on which the Premises are available for the commencement of Tenant's Work therein or the date upon which such work is completed.

d. Tenant shall perform or cause Tenant's contractor to perform all Tenant's Work in a manner so as to avoid any labor dispute which causes or is likely to cause stoppage or impairment of work or delivery service or any other services in the Building. In the event there shall be any such stoppage or impairment as the result of any such labor dispute or potential labor dispute, Tenant shall immediately undertake such actions as may be necessary to eliminate such dispute or potential dispute, including, but not limited to, (i) removing all disputants from the job site until such time as the labor dispute no longer exists, (ii) seeking an injunction in the event of a breach of contract between Tenant and Tenant's contractor, and (iii) filing appropriate unfair labor practice charges in the event of a union jurisdictional dispute.

ARTICLE 2
PROCEDURES FOR CONSTRUCTION

SECTION 2.1 COMMENCEMENT OF CONSTRUCTION. Tenant shall commence and diligently prosecute construction of Tenant's Work in the Premises in sufficient time to complete its work by the Lease Commencement Date. The failure of Tenant to comply with the procedures and schedules set forth in this Exhibit B, to prepare Approved Design Drawings, to commence or complete Tenant's Work prior to the Lease Commencement Date, or to fulfill or cause to be fulfilled all of the conditions to opening specified in Section 2.5 of this Exhibit B shall not delay or postpone the Lease Commencement Date, which shall be as provided for in the Lease.

SECTION 2.2 GENERAL REQUIREMENTS.

a. Tenant shall submit to Landlord, at least five (5) days prior to the commencement of any of Tenant's Work, the following information:

     1. The name and address of the general contractor Tenant intends to engage in the construction of the Premises.

     2. The date on which Tenant's Work will commence, together with the estimated date of completion of Tenant's Work and fixturizing work.

     3. Evidence of Tenant's compliance with the insurance requirements set forth in Section 2.7 of this Exhibit B.

     4. Itemized statement of estimated construction costs, including architectural, engineering and contractor's fees.

     5. Tenant's contractors' performance and/or labor and material bonds, if so required by Landlord, and/or any other bond to be furnished by Tenant as may be required by Landlord to insure the faithful performance of Tenant's Work in accordance with the Approved Design Drawings.

b. All contractors engaged by Tenant shall be bondable, licensed contractors, possessing good labor relations, capable of performing quality workmanship approved in advance by Landlord. If Tenant elects to use a contractor other than the contractor recommended by Landlord, then Tenant shall pay to Landlord, as additional rent, a construction services fee equal to ten percent (10%) of the hard costs of Tenant's Work. For purposes hereof, Landlord recommends that Tenant engage Webcor Builders as its general contractor for construction of Tenant's Work.

c. Construction shall comply in all respects with applicable laws, statutes, ordinances, building codes and regulations. All required building and other permits in connection with the construction and completion of the Premises shall be obtained and paid for by Tenant.

d. Tenant shall cause its contractor to provide warranties of not less than one (1) year against defects in workmanship, materials and equipment.

e. Tenant's Work shall be subject to the inspection and approval of Landlord and its supervisory personnel.

f. Tenant's contractor shall present to Landlord and maintain at the job site at all times one (1) full set of Construction Drawings and Specifications which have been accepted by Landlord endorsed with the approval stamp and permit number of the Building Department, local Fire Marshall and all other governmental agencies having jurisdiction over the construction and occupancy of the Premises. Landlord and its authorized representatives shall have the right to inspect such Construction Drawings and Specifications at any time.

g. Tenant or its contractors shall arrange for necessary utility, hoisting and elevator service with Landlord and shall reimburse Landlord for any special costs incurred by Landlord as a result of Tenant's or Tenant's contractor's utility usage, hoisting arrangements or elevator usage. Tenant and its contractors shall be permitted to use the Building freight elevator (and are expressly prohibited from using the Building's passenger elevators) in performing Tenant's Work provided that such usage does not unreasonably burden Landlord or other tenants of the Building.

h. Tenant shall be responsible for and shall obtain and record a Notice of Completion promptly following completion of Tenant's Work, and shall promptly forward a copy of same to Landlord.

i. At Landlord's request, all work done by Tenant or its contractors shall be done with union labor recognized by the local building trades council in accordance with applicable union labor agreements.

SECTION 2.3. LANDLORD'S RIGHT TO PERFORM WORK. Landlord shall have the right to perform, on behalf of and for the account of Tenant, subject to reimbursement of the cost thereof by Tenant, all or such portion of Tenant's Work, which Landlord determines in its sole discretion should be performed immediately and on an emergency basis for the best interest of the Building, including without limitation, work which pertains to structural components, mechanical, sprinkler and general utility systems, roofing and removal of unduly accumulated construction material and debris.

SECTION 2.4. TEMPORARY FACILITIES DURING CONSTRUCTION. Tenant shall provide and pay for the removal of debris, as necessary and required in connection with the construction of the Premises. Storage of Tenant's contractors' construction materials, tools, equipment and debris shall be confined to the Premises and any other areas which may be designated for such purposes by Landlord. Landlord shall not be responsible for any loss or damage to Tenant's and/or Tenant's contractors' equipment.

SECTION 2.5 CONDITION OF PREMISES.

a. Tenant shall not open for business within the Premises until all of the following have been completed:

     i. The satisfactory completion by Tenant of all of Tenant's Work to be performed by Tenant pursuant to this Exhibit B, in accordance with the Approved Design Drawings.

     ii. The issuance of a Certificate of Occupancy by the Building Department of the City where the Building is located.

     iii. The request by Tenant's contractor, when the Premises are substantially complete, of a punch list prepared by Landlord enumerating deficiencies in Tenant's Work.

b. Tenant shall cause the following to be performed or completed promptly after opening for business within the Premises, but in no event later than the deadlines set forth below:

     i. Submission to Landlord of Unconditional Waivers and Releases of Lien Upon Final Payment, within thirty (30) days of completion of construction of the Premises. Such waivers and releases shall be submitted from all persons performing labor and/or supplying materials in connection with Tenant's Work showing that all of said persons have been compensated in full.

     ii. Submission by Tenant to Landlord of a detailed breakdown of Tenant's final and total construction hard and soft costs within ten (10) days of completion of construction of the Premises.

     iii. Full payment by Tenant within ten (10) days of billing of all sums due Landlord pursuant to this Exhibit B.

     iv. Correction of any deficiencies set forth in Landlord's punch list within ten (10) days of completion of construction of the Premises.

SECTION 2.6 PAYMENTS BY TENANT. Tenant shall pay Landlord all sums due Landlord for items of work performed or expenses incurred by Landlord on behalf of Tenant within ten (10) days after Landlord sends Tenant a statement therefor, including without limitation any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, by reason of damage to existing work caused by Tenant or its contractors, or by reason of inadequate cleanup by Tenant or its contractors.

SECTION 2.7 INSURANCE.

a. Tenant shall, at its sole cost and expense, secure and maintain, or cause its contractors to secure and maintain during the period of construction and fixturizing work within the Premises, in addition to the insurance required pursuant to Section 14 of this Lease, all of the insurance policies required and in the amounts of coverage set forth below. Tenant shall not permit its contractors to commence any work until all required insurance has been obtained and certificates of such insurance have been delivered to Landlord.

b. Tenant's General Contractor's and SubContractors' Required Minimum Coverage and Limits of Liability.

     1. Worker's Compensation, as required by State Law, and including Employer's Liability Insurance with a limit of not less than $500,000.00, and any insurance required by the Employee Benefit Acts or other statutes applicable in the jurisdiction where the work is to be performed as will protect the contractor and sub-contractors from any and all liability under the aforementioned acts.

     2. Comprehensive General Liability or Commercial General Liability Insurance (including Contractor's Protective Liability) in an amount not less than $2,000,000.00 for any one occurrence whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with an aggregate limit of $2,000,000.00. Such insurance shall provide for explosion, collapse and underground coverage. Such insurance shall insure Landlord, Tenant and Tenant's general contractor against any and all claims for bodily injury, including death resulting therefrom and damage to or destruction of property of any kind whatsoever and to whomsoever belonging and arising from operations under the contract or contracts for Tenant's Work, whether such operations are performed by Tenant's general contractor, subcontractors, or any of their subcontractors, or by anyone directly or indirectly employed by any of them.

     3. Comprehensive Automobile Liability Insurance, including the ownership, maintenance, and operation of any automotive equipment, owned, hired and non-owned, in an amount not less than $2,000,000.00 for any one occurrence whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof. Such insurance shall insure Landlord, Tenant and Tenant's General Contractor and/or Subcontractors against any and all claims for bodily injury, including death resulting therefrom and damage to the property of others caused by accident and arising from operations under the contract or contracts for Tenant's Work, whether such operations are performed by the General Contractor, Subcontractors, or by anyone directly or indirectly employed by any of them.

c.   Tenant's Protective Liability Insurance:

     Tenant shall provide Owner's Protective Liability Insurance to insure Landlord and Tenant against any and all liability to third parties for damage because of bodily injury (or death resulting therefrom) and property damage of others or a combination thereof which may arise from work in connection with the Premises, and any other liability for damages which Tenant's general contractor and/or subcontractors are required to insure against under any provisions herein. Said insurance shall be provided in an amount not less than $2,000,000.00 for any one occurrence whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof.

d. Tenant's Builder's Risk Insurance - Completed Value Builder's Risk Material Damage Insurance Coverage:

     Tenant shall provide an "All Physical Loss" Builder's Risk insurance policy on the work to be performed for Tenant in the Premises as it relates to the building within which the Premises are located. The policy shall include as insureds Tenant, its contractor and sub-contractors, and Landlord, as their interests may appear. The amount of the insurance to be provided shall be one hundred percent (100%) of the replacement cost.

e. All insurance policies required under this Exhibit B other than Worker's Compensation Insurance shall include Landlord as an additional insured. The Worker's Compensation Insurance required under this Exhibit B shall contain an endorsement waiving all rights of subrogation against such persons and entities. Tenant shall deliver to Landlord policies of insurance or certificates thereof, and the policies of insurance required pursuant to this Exhibit B shall in all other respects be kept and maintained, in accordance with the provisions of Section 14 of this Lease relating to insurance maintained by Tenant thereunder. Tenant and Landlord shall each have, in respect of the insurance carried pursuant to this Exhibit B, the rights, remedies and obligations set forth in Section 14 of this Lease.

SECTION 2.8 SUBMISSIONS FOLLOWING COMPLETION. Tenant shall submit the following to Landlord within thirty (30) days following the completion of Tenant's Work:

a. A complete set of record drawing sepia prints initialed as such by Tenant's architect and/or general contractor of the accepted Construction Drawings and Specifications, together with drawings showing any changes made during the course of construction, which drawings and specifications may be relied on by Landlord as delineating Tenant's Work as actually constructed.

b. Completed operating, maintenance, and spare parts manuals for all mechanical, electrical and similar equipment installed as part of Tenant's Work.

SECTION 2.9 REMOVAL OF TENANT'S WORK. All Tenant's Work shall immediately become the property of Landlord and at the end of the term of the Lease, shall remain on the Premises without compensation to Tenant unless Landlord elects by notice to Tenant to have Tenant remove any Tenant's Work, in which event Tenant shall be responsible for the cost of restoring the Premises to their condition prior to the installment of such Alterations.

ARTICLE 3
LANDLORD'S WORK

SECTION 3.1 ENTRANCE DOORS. At Landlord's sole cost and expense, Landlord will construct double entry glass doors connecting the Premises with the elevator lobby. Until such work is completed by Landlord, the Premises shall be secured by the existing smoke doors at the entrance to the Premises.

SECTION 3.2 OTHER WORK. Landlord will also, at Landlord's sole cost and expense, do the following work: professionally clean the carpets; patch and paint walls; install new building standard carpet in the area labeled as the "VCT" on Exhibit A; and remove one wall adjacent to such area as shown on Exhibit A.

                                   EXHIBIT C

                             RULES AND REGULATIONS

                    ATTACHED TO AND MADE A PART OF THE LEASE

The following Rules and Regulations (the "Rules") shall be in effect at the Building. Landlord reserves the right to adopt reasonable modifications and additions hereto. In the case of any conflict between these Rules and the Lease, the Lease shall be controlling. Landlord shall have the right to waive one or more Rules for the benefit of a particular tenant in Landlord's reasonable discretion.

1. Except with the prior written consent of Landlord, no tenant shall conduct any retail sales in or from the Premises, or any business other than that specifically provided for in the Lease. There shall be no solicitation by Tenant of other tenants or occupants of the Building.

2. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to a provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshinning services.

3. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by any tenant or used by it for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, elevators, stairways, balconies, janitorial closets, and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant or agent or employee of any tenant shall go upon the roof of the Building without the written consent of Landlord.

4. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be known therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees, or visitors, shall have caused it.

5. No sign, advertisement or notice visible from the exterior of the Premises or Building shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so construed to by Landlord.

6. In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior reasonable approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant. No awnings shall be permitted on any part of the Premises.

7. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority. Tenant shall not bring into, or permit or suffer in, the Building or the Project, any weapons or firearms of any kind.

8. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed in the Premises. Landlord shall have the power to prescribe the weight, method of installation and position of such safes or other objects. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

9. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

10. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in an manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals, firearms or birds be kept in or about the Building. The Building is a non-smoking building. Smoking or carrying lighted cigars or cigarettes in the Building and the elevators of the Building is prohibited. Smoking is permitted within the Project only in areas designated by Landlord.

11. Except for the use of microwave ovens and coffee makers for Tenant's personal use, no cooking shall be done or permitted by Tenant on the Premises, nor shall the Building be used for lodging.

12. Tenant shall not use or keep in the Building any kerosene, gasoline, or inflammable fluid or any other illuminating material, or use any method of heating other than that supplied by Landlord.

13. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or other otherwise shall be made without directions from Landlord.

14. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all the keys of offices, rooms and toilet rooms, and security access card/keys which shall have been furnished such tenant or which such tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

15. No Tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises shall be subject to reasonable approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant.

16. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such Building hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises, may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 3 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of Landlord and the tenants and protection of property in the Building.

18. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

19. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Landlord shall have the right to impose a charge for each key issued and for rekeying any lock or bolt on any door of the Premises.

20. Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service in excess of those to be provided by Landlord under the Lease.

21. No bicycle, or shopping cart, or other vehicle or any animal (other than dogs assisting visually-impaired individuals) shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Tenant.

22. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant which in Landlord's opinion tends to impair the reputation of the Building or Project or their desirability for other tenants, and upon written notice from Landlord, Tenant will refrain from or discontinue such publicity.

23. Tenant shall not install any radio or television antenna, satellite dish, loud speaker or any other device on the exterior walls or the roof of the Building, without the prior written consent of Landlord. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building, the Project or elsewhere.

24. Alcohol may not be consumed in the Premises, the Building or the Project at any time.

25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

                                   EXHIBIT D

                      AMENDMENT OF LEASE COMMENCEMENT DATE

In connection with that certain Office Lease dated _________ between HITACHI AMERICA, LTD., as Landlord, and ________________, as Tenant concerning the Premises located at ___________________, Landlord and Tenant hereby agree as follows:

1. The Lease Commencement Date stated in Section 1(G) of the Office Lease is amended to be ________________, 1999, and the Expiration Date stated in
     Section 1(H) is amended to be ___________, 200_.

2. Landlord has satisfactorily complied with all requirements and conditions precedent to the commencement of the Term as specified in the Office Lease.

3. The Premises covered by the Office Lease and the tenant improvements therein have been fully completed as required, are in good condition, are ready for occupancy and have been accepted by Tenant.

4. Tenant has or shall commence paying Monthly Rental pursuant to the Office Lease on _____________, 1999.

Dated effective this __day of __________, 1999.

"TENANT"                                "LANDLORD"

                                        HITACHI AMERICA, LTD.,
-------------------------,              a New York corporation
a
 -------------------------

By:                                     By:
   -----------------------                 -------------------------
Name:                                   Name:
     ---------------------                   -----------------------
Title:                                  Title:
      --------------------                    ----------------------
Dated:                                  Dated:
      --------------------                    ----------------------

By:
   -----------------------
Name:
     ---------------------
Title:
      --------------------
Dated:
      --------------------

                        FIRST AMENDMENT TO OFFICE LEASE

THE FIRST AMENDMENT TO OFFICE LEASE (this "Amendment"), made as of the 31st day of August, 1999, by and between HITACHI AMERICA, LTD., a New York corporation ("Landlord") and COLO.COM, INC., a California corporation formerly known as Colomotion, Inc. ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Office Lease (the "Lease") captioned "OFFICE LEASE," dated as of May 18, 1999, providing for, among other matters, the lease of certain space by Landlord to Tenant known as Suite 601 in that certain building located at 2000 Sierra Point Parkway, Brisbane, CA (the "Premises"); and

WHEREAS, Landlord and Tenant desire to expand the size of the Premises sooner than contemplated by the existing Lease.

NOW, THEREFORE, in consideration of the Premises and the respective undertakings of the parties hereinafter set forth, it is hereby agreed that the Lease shall be amended as follows:

1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meaning for the same set forth in the Lease.

2. Expansion of Premises. Effective as of September 1, 1999, the Premises shall be expanded to include the entire sixth (6th) floor of the Building. All references in the Lease to "Premises" shall be deemed to be references to the entire sixth (6th) floor. Landlord and Tenant hereby agree that, as of September 1, 1999, the balance of the sixth (6th) floor not included in the original premises shall be deemed a part of the Premises for all purposes under the Lease, including without limitation Tenant's acceptance of such additional space in its "AS IS" condition as of September 1, 1999. To accomplish this agreement, effective as of September 1, 1999. To accomplish this agreement, effective as of September 1, 1999, Sections 1(E) and 1(I) of the Lease shall be deemed deleted in their entirety and replaced by the following:

     E. "Premises" means suite(s) 601 covering the entire sixth (6th) floor of the Building and consisting of approximately eighteen thousand two hundred sixteen (18,216) square feet of Rentable Area, as more particularly shown on page 2 of Exhibit A attached hereto and incorporated herein by this reference.

     I.   "Monthly Rental" means the following:



                      Period                      Monthly Rental
                      ------                      --------------

       Lease Commencement Date - 08/31/99        $18,720.00
      09/01/1999 - 06/30/2000                    $27,577,96
      07/01/2000 - 06/30/2001                    $59,019.84
      07/01/2001 - 06/30/2002                    $61,387.92
      07/01/2002 - 06/30/2003                    $63,938.16
      07/01/2003 - 06/30/2004                    $66,488.40

3. New Space Plan for Premises. Page 2 of Exhibit A attached to the Lease is hereby deleted in its entirety and replaced by Schedule 1 attached to this Amendment.

4. Lease in Effect. This Amendment (including the expansion of the Premises) shall be effective on September 1, 1999. Except as amended by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

HITACHI AMERICA, LTD.                     COLO.COM, INC.

By:  /s/ TOMOHARU SHIMAYAMA               By:  /s/ RICHARD J. PALOMBA

Name:    TOMOHARU SHIMAYAMA               Name:    RICHARD J. PALOMBA

Its:     President                        Its:     VP Real Estate



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
                                   SCHEDULE 1


                                  [FLOOR PLAN]


                                   EXHIBIT A

                                  Page 2 of 2